Exhibit 10.2 EXECUTION VERSION WITHDRAWAL OF INVESTOR GROUP REPRESENTATIVE AND OMNIBUS THIRD AMENDMENT TO MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT THIS WITHDRAWAL OF INVESTOR GROUP REPRESENTATIVE AND OMNIBUS THIRD AMENDMENT TO MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT (this “Amendment”), is made and entered into as of June 18, 2026, by and among FASTENAL COMPANY, a Minnesota corporation (the “Company”), FASTENAL COMPANY PURCHASING, a Minnesota corporation (“Fastenal Purchasing”), and FASTENAL IP COMPANY, a Minnesota corporation (“Fastenal IP”; and together with Fastenal Purchasing, the “Subsidiary Guarantors”), on the one hand, and Metropolitan Life Insurance Company (“MLIC”), MetLife Investment Management, LLC (“MIM”), NYL Investors LLC (“NYL”), PGIM, Inc. (“Prudential”) and each holder of Notes (as defined in the Note Agreement defined below) that are signatories hereto (such holders, together with their successors and assigns, the “Noteholders”), on the other hand. W I T N E S S E T H: WHEREAS, the Company, MLIC, NYL, Prudential and the Purchasers (as defined in the Note Agreement defined below) are parties to a certain Master Note Agreement, dated as of July 20, 2016, as amended by (a) the Omnibus First Amendment to Master Note Agreement and Subsidiary Guaranty Agreement dated as of November 30, 2018, (b) the Consent, Waiver and Agreement to Master Note Agreement dated as of June 10, 2020 and (c) the Omnibus Second Amendment to Master Note Agreement and Subsidiary Guaranty Agreement dated as of September 28, 2022 (as heretofore amended, supplemented or otherwise modified, the “Note Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Note Agreement), pursuant to which the Company previously issued and sold (1) $40,000,000 in aggregate principal amount of its 2.00% Series A Senior Notes Due July 20, 2021 (the “Series A Notes”), (2) $35,000,000 in aggregate principal amount of its 2.45% Series B Senior Notes Due July 20, 2022 (the “Series B Notes”), (3) $60,000,000 in aggregate principal amount of its 3.22% Series C Senior Notes Due March 1, 2024 (the “Series C Notes”), (4) $75,000,000 in aggregate principal amount of its 2.66% Series D Senior Notes Due May 15, 2025 (the “Series D Notes”), (5) $50,000,000 in aggregate principal amount of its 2.72% Series E Senior Notes Due May 15, 2027 (the “Series E Notes”), (6) $70,000,000 in aggregate principal amount of its 1.69% Series F Senior Notes due June 24, 2023 (the “Series F Notes”), (7) $25,000,000 in aggregate principal amount of its 2.13% Series G Senior Notes due June 24, 2026 (the “Series G Notes”) and (8) $50,000,000 in aggregate principal amount of its 2.50% Series H Senior Notes due June 24, 2030 (the “Series H Notes”; and together with the Series A Notes, the Series B Notes, the Series C Notes, the Series D Notes, the Series E Notes, the Series F Notes and the Series G Notes, the “Notes”); WHEREAS, the Subsidiary Guarantors are parties to a certain Subsidiary Guaranty Agreement in favor of MLIC, NYL, Prudential and the Noteholders, dated as of July 20, 2016 as amended by (a) the Omnibus First Amendment to Master Note Agreement and Subsidiary Guaranty Agreement dated as of November 30, 2018 and (b) the Omnibus Second Amendment to

-2- Master Note Agreement and Subsidiary Guaranty Agreement dated as of September 28, 2022 (as heretofore amended, supplemented or otherwise modified, the “Subsidiary Guaranty”); WHEREAS, the Series E Notes, the Series G Notes and the Series H Notes are the only Notes currently outstanding under the Note Agreement and the Noteholders are the holders of 100% of such Notes; WHEREAS, Prudential is hereby giving written notice to the Company stating that it has elected to withdraw from the Note Agreement and terminate its rights and obligations thereunder; WHEREAS, the Company has requested that the Noteholders amend certain provisions of the Note Agreement, and subject to the terms and conditions hereof, the Noteholders are willing to amend the Note Agreement in the respects but only in the respects set forth below; WHEREAS, the Subsidiary Guarantors have requested that the Noteholders amend certain provisions of the Subsidiary Guaranty, and subject to the terms and conditions hereof, the Noteholders are willing to amend the Subsidiary Guaranty in the respects but only in the respects set forth below; NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the Company, the Subsidiary Guarantors, Prudential and the Noteholders agree as follows: 1. Withdrawal of Prudential as Investor Group Representative. By its execution hereof, Prudential hereby resigns and withdraws from its role as an “Investor Group Representative” under the Note Agreement, and the Company, the Subsidiary Guarantors and Prudential hereby acknowledge that Prudential has ceased to have any rights or obligations as an Investor Group Representative or as a member of an Investor Group under the Note Agreement and shall no longer be bound by the Note Agreement or the Amended Note Agreement (as hereinafter defined) or the Subsidiary Guaranty or the Amended Subsidiary Guaranty (as hereinafter defined). 2. Amendments to the Note Agreement and the Subsidiary Guaranty. From and after the Effective Date (as defined in Section 3 below), the Note Agreement and the Subsidiary Guaranty are hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Agreement attached as Exhibit A hereto. 3. Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of MLIC, MIM, NYL, Prudential or the holders of the Notes hereunder, it is understood and agreed that this Amendment shall not become effective, and neither the Company nor the Subsidiary Guarantors shall have any rights under this Amendment, until MLIC, MIM, NYL, Prudential and the Noteholders shall have received (i) without limiting Section 9 hereof, reimbursement or payment of its costs and expenses incurred in connection with this Amendment (including reasonable fees, charges and disbursements of ArentFox Schiff LLP, counsel to the Noteholders), to the extent reflected in a statement of MLIC, MIM, NYL, Prudential, any Noteholder or such counsel delivered to the

-3- Company at least one Business Day prior to the date of this Amendment, (ii) executed counterparts to this Amendment from the Company, the Subsidiary Guarantors, MLIC, MIM, NYL, Prudential and the Noteholders, (iii) executed counterparts of the Bank Credit Agreement, which shall have been, or concurrently herewith shall be, amended in form and substance reasonably satisfactory to MLIC, MIM, NYL and the Noteholders, (iv) the representations and warranties of the Company and the Subsidiary Guarantors set forth in Section 4 hereof shall be true and correct on and with respect to the Effective Date and MLIC, MIM, NYL and the Noteholders shall have received an Officer’s Certificate to such effect, (v) MIM shall have received, by payment in immediately available funds to the respective account of MIM as set forth in the account that MIM shall have heretofore provided in writing to the Company, an amendment fee equal to $25,000, which fee shall be fully earned as of the Effective Date (as defined below) and (vi) each NYL Affiliate that holds a Note shall have received, by payment in immediately available funds to the respective account of such NYL Affiliate as the Company has used for payments of interest pursuant to the applicable Confirmation of Acceptance, an amendment fee equal to $25,000, which fee shall be paid pro rata in proportion to the principal amount of Notes held by such NYL Affiliate and shall be fully earned as of the Effective Date. The amendments set forth in Section 2 of this Amendment shall become effective as of the date (the “Effective Date”) such conditions are satisfied. 4. Representations and Warranties. To induce MLIC, MIM, NYL, Prudential and the Noteholders to enter into this Amendment, the Company and the Subsidiary Guarantors hereby represent and warrant to MLIC, MIM, NYL, Prudential and the Noteholders that: (a) The Company and each Subsidiary Guarantor has the corporate or other legal entity power and authority to execute and deliver this Amendment and to perform the provisions of this Amendment, the Note Agreement, as amended hereby (the Note Agreement as so amended, the “Amended Note Agreement”) (in the case of the Company) and the Subsidiary Guaranty, as amended hereby (the Subsidiary Guaranty, as so amended, the “Amended Subsidiary Guaranty”) (in the case of the Subsidiary Guarantors). (b) This Amendment has been duly authorized by all necessary corporate or other legal entity action on the part of the Company and each Subsidiary Guarantor, and this Amendment, the Amended Note Agreement (in the case of the Company) and the Amended Subsidiary Guaranty (in the case of the Subsidiary Guarantors) constitute legal, valid and binding obligations of the Company and Subsidiary Guarantors, enforceable against the Company and Subsidiary Guarantors in accordance with their terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). (c) The execution and delivery of this Amendment and the performance by the Company and the Subsidiary Guarantors of this Amendment, the Amended Note Agreement (in the case of the Company) and the Amended Subsidiary Guaranty (in the case of the Subsidiary Guarantors) do not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, shareholders agreement or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective

-4- Properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary. (d) No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution or delivery by the Company or any Subsidiary Guarantor of this Amendment or the performance by the Company or a Subsidiary Guarantor of this Amendment, the Amended Note Agreement (in the case of the Company) or the Amended Subsidiary Guaranty (in the case of the Subsidiary Guarantors). (e) After giving effect to this Amendment, (1) except with respect to Schedule 5.15 attached to the Amended Note Agreement, the representations and warranties of the Company contained in the Amended Note Agreement and of the Subsidiary Guarantors contained in the Amended Subsidiary Guaranty are true and correct as of the date hereof (unless expressly stated to relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date), and (2) no Default or Event of Default has occurred and is continuing as of the date hereof. 5. Reaffirmation. Each Subsidiary Guarantor hereby consents to the foregoing amendments to the Note Agreement and hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Subsidiary Guaranty, after giving effect to such amendments. Each Subsidiary Guarantor hereby acknowledges, notwithstanding the foregoing amendments, that the Subsidiary Guaranty remains in full force and effect and is hereby ratified and confirmed. Without limiting the generality of the foregoing, each Subsidiary Guarantor agrees and confirms that the Subsidiary Guaranty continues to guaranty the Guaranteed Obligations (as defined in the Subsidiary Guaranty) arising under or in connection with the Amended Note Agreement or any of the Notes. 6. Effect of Amendments. Except as set forth expressly herein, all terms of the Amended Note Agreement and the Amended Subsidiary Guaranty shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Company and the Subsidiary Guarantors. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the holders of the Notes under the Note Agreement or the Subsidiary Guaranty, nor constitute a waiver of any provision of the Note Agreement or the Subsidiary Guaranty. 7. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York excluding choice-of-law principles of the laws of such State that would permit the application of the laws of a jurisdiction other than such State. 8. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Note Agreement, any Note outstanding or the Subsidiary Guaranty or an accord and satisfaction in regard thereto.

-5- 9. Costs and Expenses. The Company agrees to pay on demand all costs and expenses of MLIC, MIM, NYL, Prudential and the Noteholders in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Noteholders with respect thereto. 10. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof. [the remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by its respective authorized officers as of the day and year first above written. COMPANY: FASTENAL COMPANY By: /s/ Max H. Tunnicliff Name: Max H. Tunnicliff Title: Senior Executive Vice President and Chief Financial Officer FASTENAL COMPANY PURCHASING FASTENAL IP COMPANY By: /s/ Max H. Tunnicliff Name: Max H. Tunnicliff Title: Chief Financial Officer SIGNATURE PAGE TO WITHDRAWAL OF INVESTOR GROUP REPRESENTATIVE AND THIRD OMNIBUS AMENDMENT TO MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

NYL INVESTORS LLC By: /s/ Sean Campbell Name: Sean Campbell Title: Senior Director NEW YORK LIFE INSURANCE COMPANY By: NYL Investors LLC, its Investment Manager By: /s/ Sean Campbell Name: /s/ Sean Campbell Title: Senior Director Aggregate principal amount of Series E Notes owned: $35,000,000 Aggregate principal amount of Series H Notes owned: $37,000,000 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION By: NYL Investors LLC, its Investment Manager By: /s/ Sean Campbell Name: /s/ Sean Campbell Title: Senior Director Aggregate principal amount of Series E Notes owned: $11,100,000 Aggregate principal amount of Series H Notes owned: $10,500,000 SIGNATURE PAGE TO WITHDRAWAL OF INVESTOR GROUP REPRESENTATIVE AND THIRD OMNIBUS AMENDMENT TO MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C) By: NYL Investors LLC, its Investment Manager By: /s/ Sean Campbell Name: /s/ Sean Campbell Title: Senior Director Aggregate principal amount of Series E Notes owned: $1,000,000 Aggregate principal amount of Series H Notes owned: $1,500,000 THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE By: NYL Investors LLC, its Investment Manager By: /s/ Sean Campbell Name: /s/ Sean Campbell Title: Senior Director Aggregate principal amount of Series E Notes owned: $1,000,000 Aggregate principal amount of Series H Notes owned: $1,000,000 METLIFE INVESTMENT MANAGEMENT, LLC By: /s/ Thomas Ho Name: /s/ Thomas Ho Title: Authorized Signatory SIGNATURE PAGE TO WITHDRAWAL OF INVESTOR GROUP REPRESENTATIVE AND THIRD OMNIBUS AMENDMENT TO MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

METROPOLITAN LIFE INSURANCE COMPANY By: MetLife Investment Management, LLC, its Investment Manager By: /s/ Thomas Ho Name: /s/ Thomas Ho Title: Authorized Signatory Aggregate principal amount of Series G Notes owned: $7,200,000 BRIGHTHOUSE LIFE INSURANCE COMPANY By: MetLife Investment Management, LLC, its Investment Manager By: /s/ Thomas Ho Name: /s/ Thomas Ho Title: Authorized Signatory Aggregate principal amount of Series G Notes owned: $4,100,000 BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY By: MetLife Investment Management, LLC, its Investment Manager By: /s/ Thomas Ho Name: /s/ Thomas Ho Title: Authorized Signatory Aggregate principal amount of Series G Notes owned: $3,000,000 SIGNATURE PAGE TO WITHDRAWAL OF INVESTOR GROUP REPRESENTATIVE AND THIRD OMNIBUS AMENDMENT TO MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

ZURICH AMERICAN INSURANCE COMPANY By: MetLife Investment Management, LLC, its Investment Manager By: /s/ Thomas Ho Name: /s/ Thomas Ho Title: Authorized Signatory Aggregate principal amount of Series G Notes owned: $5,700,000 PENSION AND SAVINGS COMMITTEE, ON BEHALF OF THE ZURICH AMERICAN INSURANCE COMPANY MASTER RETIREMENT TRUST By: MetLife Investment Management, LLC, its Investment Manager By: /s/ Thomas Ho Name: /s/ Thomas Ho Title: Authorized Signatory Aggregate principal amount of Series G Notes owned: $1,400,000 ZURICH INSURANCE COMPANY LTD AS A MEMBER OF THE "ZURICH REINSURANCE US JOINT VENTURE" By: MetLife Investment Management, LLC, its Investment Manager By: /s/ Thomas Ho Name: /s/ Thomas Ho Title: Authorized Signatory Aggregate principal amount of Series G Notes owned: $3,600,000 PGIM, INC. By: /s/ Anna Sabiston Name: /s/ Anna Sabiston Title: Vice President SIGNATURE PAGE TO WITHDRAWAL OF INVESTOR GROUP REPRESENTATIVE AND THIRD OMNIBUS AMENDMENT TO MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

EXHIBIT A [see attached]

FASTENAL COMPANY $900,000,000600,000,000 Master Note Facility ______________ MASTER NOTE AGREEMENT ______________ Dated as of July 20, 2016

-i- TABLE OF CONTENTS SECTION HEADING PAGE SECTION 1. AUTHORIZATION OF SHELF NOTES 1 SECTION 2. SALE AND PURCHASE OF SHELF NOTES; SUBSIDIARY GUARANTY 2 Section 2.1 Sale and Purchase of Shelf Notes 2 Section 2.2 Subsidiary Guaranty 78 SECTION 3. CLOSING 78 Section 3.1 Facility Closings 78 Section 3.2 Rescheduled Facility Closings 78 SECTION 4. CONDITIONS TO CLOSING 89 Section 4.1 Representations and Warranties 89 Section 4.2 Performance; No Default 89 Section 4.3 Compliance Certificates 89 Section 4.4 Subsidiary Guaranty and Confirmations 910 Section 4.5 Opinions of Counsel 910 Section 4.6 Purchase Permitted By Applicable Law, Etc 10 Section 4.7 Sale of Other Notes 1011 Section 4.8 Payment of Fees 1011 Section 4.9 Private Placement Number 1011 Section 4.10 Changes in Corporate Structure 1011 Section 4.11 Proceedings and Documents 11 SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY 11 Section 5.1 Organization; Power and Authority 11 Section 5.2 Authorization, Etc 1112 Section 5.3 Disclosure 12 Section 5.4 Organization and Ownership of Shares of Subsidiaries; Affiliates 1213 Section 5.5 Financial Statements; Material Liabilities 13 Section 5.6 Compliance with Laws, Other Instruments, Etc 14 Section 5.7 Governmental Authorizations, Etc 14

Table of Contents (continued) Page -ii- Section 5.8 Litigation; Observance of Statutes and Orders 14 Section 5.9 Taxes 1415 Section 5.10 Title to Property; Leases 15 Section 5.11 Licenses, Permits, Etc 15 Section 5.12 Compliance with ERISA 15 Section 5.13 Private Offering by the Company 16 Section 5.14 Use of Proceeds; Margin Regulations 1617 Section 5.15 Existing Indebtedness 17 Section 5.16 Foreign Assets Control Regulations, Etc 1718 Section 5.17 Status under Certain Statutes 18 Section 5.18 Notes Rank Pari Passu 1819 Section 5.19 Environmental Matters 18 Section 5.20 Employee Relations 19 Section 5.21 Burdensome Provisions 19 Section 5.22 Insurance 19 SECTION 6. REPRESENTATIONS OF THE PURCHASERS 19 Section 6.1 Purchase for Investment 19 Section 6.2 Source of Funds 19 SECTION 7. INFORMATION AS TO COMPANY 21 Section 7.1 Financial and Business Information 21 Section 7.2 Officer’s Certificate 2423 Section 7.3 Visitation 2524 Section 7.4 Electronic Delivery 2524 SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES 2625 Section 8.1 Required Prepayments; Maturity 2625 Section 8.2 Optional Prepayments with Make-Whole Amount or Prepayment Premium 26 Section 8.3 Allocation of Partial Prepayments 2726 Section 8.4 Maturity; Surrender, Etc 2726 Section 8.5 Purchase of Notes 27

Table of Contents (continued) Page -iii- Section 8.6 Prepayment Upon Change of Control 2827 Section 8.7 Make-Whole Amount 3029 Section 8.8 Payments Due on Non-Business Days 3130 Section 8.9 Sale of Assets Prepayment Offer 31 SECTION 9. AFFIRMATIVE COVENANTS 32 Section 9.1 Compliance with Laws 32 Section 9.2 Insurance 32 Section 9.3 Maintenance of Properties 32 Section 9.4 Payment of Taxes 32 Section 9.5 Corporate Existence, Etc 33 Section 9.6 Notes to Rank Pari Passu 33 Section 9.7 Books and Records 33 Section 9.8 Subsidiary Guarantors 33 Section 9.9 Most Favored Lender Treatment 34 SECTION 10. NEGATIVE COVENANTS 35 Section 10.1 Transactions with Affiliates 35 Section 10.2 Merger; Consolidation 35 Section 10.3 Line of Business 36 Section 10.4 Economic Sanctions, Etc 36 Section 10.5 Non-Guarantor Subsidiary Indebtedness 36 Section 10.6 Liens 37 Section 10.7 Sale of Assets 39 Section 10.8 Investments 40 Section 10.9 Restricted Payments 40 Section 10.10 Hedge Agreements 41 Section 10.11 Changes in Fiscal Periods 41 Section 10.12 No Further Negative Pledges; Restrictive Agreements 41 Section 10.1310.8 Financial Covenants 4341 SECTION 11. EVENTS OF DEFAULT 4341 SECTION 12. REMEDIES ON DEFAULT, ETC 4644

Table of Contents (continued) Page -iv- Section 12.1 Acceleration 4644 Section 12.2 Other Remedies 4644 Section 12.3 Rescission 4745 Section 12.4 No Waivers or Election of Remedies, Expenses, Etc 4745 SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES 4745 Section 13.1 Registration of Notes 4745 Section 13.2 Transfer and Exchange of Notes 4846 Section 13.3 Replacement of Notes 4846 SECTION 14. PAYMENTS ON NOTES 4846 Section 14.1 Place of Payment 4847 Section 14.2 Home Office Payment 4947 SECTION 15. EXPENSES, ETC 4947 Section 15.1 Transaction Expenses 4947 Section 15.2 Survival 5048 SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT 5048 SECTION 17. AMENDMENT AND WAIVER 5048 Section 17.1 Requirements 5048 Section 17.2 Solicitation of Holders of Notes 5149 Section 17.3 Binding Effect, Etc 5250 Section 17.4 Notes Held by Company, Etc 5250 SECTION 18. NOTICES 5250 SECTION 19. REPRODUCTION OF DOCUMENTS 5351 SECTION 20. CONFIDENTIAL INFORMATION 5351 SECTION 21. SUBSTITUTION OF PURCHASER 5452 SECTION 22. MISCELLANEOUS 5553 Section 22.1 Successors and Assigns 5553 Section 22.2 Accounting Terms 5553 Section 22.3 Severability 5554 Section 22.4 Construction, Etc 5654

Table of Contents (continued) Page -v- Section 22.5 Counterparts 5654 Section 22.6 Governing Law 5654 Section 22.7 Jurisdiction and Process; Waiver of Jury Trial 5654 Section 22.8 Transaction References 5755

SCHEDULES TO MASTER NOTE AGREEMENT SCHEDULE A — DEFINED TERMS SCHEDULE 1-A — FORM OF FIXED RATE SHELF NOTE SCHEDULE 1-B — FORM OF FLOATING RATE SHELF NOTE SCHEDULE 2.1(c) — FORM OF REQUEST FOR PURCHASE SCHEDULE 2.1(e) — FORM OF CONFIRMATION OF ACCEPTANCE SCHEDULE 2.2 — FORM OF SUBSIDIARY GUARANTY SCHEDULE 4.4 — FORM OF CONFIRMATION OF GUARANTY SCHEDULE 4.5(a) — FORM OF OPINION OF SPECIAL COUNSEL FOR THE COMPANY AND THE SUBSIDIARY GUARANTORS SCHEDULE 4.5(b) — FORM OF OPINION OF THE GENERAL COUNSEL TO THE COMPANY AND THE SUBSIDIARY GUARANTORS SCHEDULE 4.5(c) — FORM OF OPINION OF SPECIAL COUNSEL FOR THE PURCHASERS SCHEDULE 5.4 — SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK; OTHER AFFILIATES; DIRECTORS AND SENIOR OFFICERS SCHEDULE 5.15 — EXISTING INDEBTEDNESS SCHEDULE 10.6(fg) — EXISTING LIENS SCHEDULE 10.8(b) — EXISTING INVESTMENTS SCHEDULE B — INFORMATION RELATING TO INVESTOR GROUP REPRESENTATIVES

FASTENAL COMPANY 2001 Theurer Boulevard Winona, Minnesota 55987 $900,000,000600,000,000 Master Note Facility Dated as of July 20, 2016 Metropolitan Life Insurance CompanyMetLife Investment Management, LLC (“MetLife”) NYL Investors LLC (“NYL”) PGIM, Inc. (formerly known as Prudential Investment Management, Inc.) (“Prudential”) MetLife (in its capacity as a purchaser of any Shelf Note hereunder), each MetLife Affiliate (as hereinafter defined), and each NYL Affiliate (as hereinafter defined) and each Prudential Affiliate (as hereinafter defined), which becomes bound by certain provisions of this Agreement as hereinafter provided (each a “Purchaser” and collectively, the “Purchasers”) Ladies and Gentlemen: FASTENAL COMPANY, a Minnesota corporation (the “Company”), agrees with each Investor Group Representative and each Purchaser as follows: Certain capitalized and other terms used in this Agreement are defined in Schedule A. References to a “Schedule” or an “Exhibit” are to a Schedule or an Exhibit attached to this Agreement unless otherwise specified. References to a “Section” are reference to a Section of this Agreement unless otherwise specified. References to any time of day are to New York City local time unless otherwise specified. SECTION 1. AUTHORIZATION OF SHELF NOTES. . The Company may authorize the issue of its senior promissory notes (the “Shelf Notes,” such term to include any such notes issued in substitution thereof pursuant to Section 13) in the aggregate principal amount outstanding from time to time of up to $900,000,000600,000,000, (a) to be dated the date of issue thereof, (b) to mature, in the case of each Fixed Rate Note so issued, no more than 12 years after the date of original issuance thereof and, in the case of each Floating Rate Note so issued, no more than 10 years after the date of original issuance thereof, (c) to have an average life, in the case of each Fixed Rate Note so issued, of no more than 12 years after the date of original issuance thereof and, in the case of each Floating Rate Note so issued, of no

-2- more than 10 years after the date of original issuance thereof, (d) to bear interest on the unpaid balance thereof from the date thereof at the rate per annum as shall be set forth, in the case of each Shelf Note so issued, in the Confirmation of Acceptance with respect to such Shelf Note delivered pursuant to Section 2.1(e) or, upon the occurrence and during continuance of an Event of Default and subject to the other conditions set forth in such Shelf Note, at the Default Rate set forth in such Shelf Note, (e) to have such other particular terms as shall be set forth, in the case of each Shelf Note so issued, in the Confirmation of Acceptance with respect to such Shelf Note delivered pursuant to Section 2.1(e), and (f) to be substantially in the form of Schedule 1-A in the case of Fixed Rate Notes or Schedule 1-B in the case of Floating Rate Notes. Notwithstanding anything to the contrary contained herein, the Company acknowledges that a given Purchaser may require a shorter maturity or average life as a condition to its participation in an offered Series. The terms “Note” and “Notes” as used herein shall include each Shelf Note delivered pursuant to any provision of this Agreement and each Note delivered in substitution or exchange for any such Note pursuant to any such provision. Notes which have (1) the same final maturity, (2) the same principal prepayment dates, (3) the same principal prepayment amounts (as a percentage of the original principal amount of each Note), (4) the same interest rate, (5) the same interest payment periods and (6) the same date of issuance (which, in the case of a Note issued in exchange for another Note, shall be deemed for these purposes the date on which such Note’s ultimate predecessor Note was issued), are herein called a “Series” of Notes. SECTION 2. SALE AND PURCHASE OF SHELF NOTES; SUBSIDIARY GUARANTY.. Section 2.1 Sale and Purchase of Shelf Notes.. (a) Master Note Facility. Each Investor Group Representative, severally and not jointly, is willing to consider, in its sole discretion and within limits which may be authorized for its purchase or the purchase by an Investor Group Affiliate from time to time, the purchase of Shelf Notes pursuant to this Agreement; provided that in no event shall the aggregate principal amount of Shelf Notes purchased by any Investor Group Affiliate and then outstanding exceed the amount specified for the applicable Investor Group on Schedule B. The willingness of the Investor Group Representatives to consider such purchase of Shelf Notes is herein called the “Master Note Facility.” At any time, the aggregate maximum principal amount of Shelf Notes stated in Section 1, minus the aggregate original principal amount of Shelf Notes purchased and sold pursuant to this Agreement prior to such time, minus the aggregate original principal amount of Accepted Notes which have not yet been purchased and sold hereunder prior to such time, plus the aggregate principal amount of Shelf Notes repaid or prepaid pursuant to this Agreement prior to such time, is herein called the “Available Facility Amount” at such time. NOTWITHSTANDING THE WILLINGNESS OF AN INVESTOR GROUP REPRESENTATIVE TO CONSIDER PURCHASES OF SHELF NOTES BY ITSELF OR AN INVESTOR GROUP AFFILIATE, THIS AGREEMENT IS ENTERED INTO ON THE EXPRESS UNDERSTANDING THAT NEITHER ANYAN INVESTOR GROUP REPRESENTATIVE NOR ANY AFFILIATE THEREOF SHALL BE OBLIGATED TO MAKE OR ACCEPT OFFERS TO PURCHASE SHELF NOTES, OR TO QUOTE RATES, SPREADS OR OTHER TERMS WITH RESPECT TO SPECIFIC PURCHASES OF SHELF NOTES, AND THE MASTER NOTE FACILITY SHALL IN NO WAY BE CONSTRUED AS A

-3- COMMITMENT BY ANYAN INVESTOR GROUP REPRESENTATIVE OR ANY AFFILIATE THEREOF. (b) Issuance Period. Shelf Notes may be issued and sold pursuant to this Agreement until the earlier of (1) September 28June 18, 20272031 (or if such date is not a Business Day, the Business Day next preceding such date), (2) with respect to anyan Investor Group, the day after the applicable Investor Group Representative shall have given to the Company, or the Company shall have given to such Investor Group Representative, a written notice stating that it elects to terminate the issuance and sale of Shelf Notes to such Investor Group pursuant to this Agreement (or if such day is not a Business Day, the Business Day next preceding such day), provided that no such notice shall affect the purchase and sale of any Accepted Note the Acceptance of which shall have occurred prior to the effective date of such termination and each of the requirements of this Agreement to such purchase and sale shall remain in full force and effect, (3) the termination of the Master Note Facility under Section 12.1(a) of this Agreement and (4) with respect to anyan Investor Group, upon the termination of the Master Note Facility by its Investor Group Representative under Section 12.1(b) of this Agreement. The period during which Shelf Notes may be issued and sold pursuant to this Agreement is herein called the “Issuance Period.” (c) Request for Purchase. The Company may from time to time during the Issuance Period make requests for purchases of Shelf Notes (each such request being herein called a “Request for Purchase”). Each Request for Purchase shall be made to the Investor Group Representatives by confirmed email transmission, and shall (1) specify the aggregate principal amount of Shelf Notes covered thereby, which shall not be less than $10,000,000 (or, if less, the remaining Available Facility Amount at the time such Request for Purchase is made) and not be greater than the Available Facility Amount at the time such Request for Purchase is made, (2) specify whether the interest rate will be fixed or floating, (3) specify the principal amounts, final maturities, principal prepayment dates and amounts, if any, and, in the case of Fixed Rate Notes, the interest payment period (which shall be monthly, quarterly or semi-annually in arrears) and, in the case of Floating Rate Notes, the Interest Period (which shall be one, three or six months in arrears) and the Prepayment Premium, if any, of the Shelf Notes covered thereby, (4) specify the proposed day for the closing of the purchase and sale of such Shelf Notes, which shall be a Business Day during the Issuance Period not less than 15 Business Days and not more than 270 days after the making of such Request for Purchase (it being acknowledged by the Company that the availability of a delayed Closing Day shall be subject to availability at the time requested), (5) specify the number of the account and the name and address of the depository institution to which the purchase prices of such Shelf Notes are to be transferred on the Closing Day for such purchase and sale, (6) specify the date by which Quotations are due which shall be not less than five Business Days after the making of such Request for Purchase (the “Quotation Response Date”), (7) certify that the representations and warranties contained in Section 5 are correct on and as of the date of such Request for Purchase (except for any such representation or warranty that by its terms is made only as of a specific earlier date, in which case certifying that such representation or warranty was correct as of such earlier date) and that there exists on the date of such Request for Purchase no Default or Event of Default,

-4- (8) certify as to the aggregate principal amount of Notes that will be outstanding after giving effect to the issuance of the Shelf Notes requested thereby and (9) be substantially in the form of Schedule 2.1(c). Each Request for Purchase shall be in writing signed by the Company and shall be deemed made when received by the Investor Group Representatives. (d) Rate Quotes. On or prior to the applicable Quotation Response Date, an Investor Group Representative may, but shall be under no obligation to, provide to the Company by confirmed email transmission, in each case between 9:30 a.m. and 1:30 p.m. (or such later time as such Investor Group Representative may elect) interest rate or margin quotes, as the case may be, for the principal amounts, final maturities, principal prepayment schedules, if any, interest payment periods, and Prepayment Premium, if any, of Shelf Notes specified in such Request for Purchase (each such interest rate or margin quote provided in response to a Request for Purchase herein called a “Quotation”). Each Quotation (1) relating to a Fixed Rate Note shall represent the interest rate per annum payable on the outstanding principal balance of such Shelf Notes at which such Investor Group Representative or an Investor Group Affiliate would be willing to purchase such Shelf Notes at 100% of the principal amount thereof and (2) relating to a Floating Rate Note, shall represent the Floating Rate Note Margin over the Term SOFR for the specified Interest Period at which such Investor Group Representative or an Investor Group Affiliate would be willing to purchase such Shelf Notes at 100% of the principal amount thereof (in each case which principal amount shall be less than the amount which would cause the aggregate principal amount of Shelf Notes purchased by the applicable Investor Group and then outstanding to exceed the amount specified for such Investor Group on Schedule B). (e) Acceptance. Within the Acceptance Window, an Authorized Officer of the Company may, subject to Section 2.1(f), elect to accept on behalf of the Company a Quotation as to the aggregate principal amount of the Shelf Notes specified in the related Request for Purchase. Such election shall be made by an Authorized Officer of the Company notifying the applicable Investor Group Representative(s) (with a copy to eachthe other Investor Group Representative) by confirmed email transmission within the Acceptance Window that the Company elects to accept such Quotation, specifying the Shelf Notes (each such Shelf Note being herein called an “Accepted Note” and such acceptance being herein called an “Acceptance”). The day the Company notifies the applicable Investor Group Representative(s) of an Acceptance with respect to any Accepted Notes is herein called the “Acceptance Day” for such Accepted Notes. Any Quotation as to which the applicable Investor Group Representative does not receive an Acceptance within the Acceptance Window shall expire, and no purchase or sale of Shelf Notes hereunder shall be made based on any such expired Quotation. Subject to the terms and conditions hereof, the Company agrees to sell to an Investor Group Representative and/or one or more of its Investor Group Affiliates, and the applicable Investor Group Representative agrees to purchase or cause the purchase by one or more of its Investor Group Affiliates, the Accepted Notes at 100% of the principal amount of such Notes. As soon as practicable following the Acceptance Day, the Company, the applicable Investor Group Representative and each applicable Investor Group Affiliate which is to purchase any such Accepted Notes will execute a confirmation of such

-5- Acceptance substantially in the form of Schedule 2.1(e) (herein called a “Confirmation of Acceptance”). If the Accepted Note is a Floating Rate Note, then the Floating Rate Note Margin and the Term SOFR Adjustment specified in the Confirmation of Acceptance shall remain constant for the life of such Note. If the Company should fail to execute and return to the applicable Investor Group Representative within three Business Days following the Company’s receipt thereof a Confirmation of Acceptance with respect to any Accepted Notes, the applicable Investor Group Representative may at its election at any time prior to such Investor Group Representative’s receipt thereof cancel the closing with respect to such Accepted Notes by so notifying the Company in writing. (f) Market Disruption. Notwithstanding the provisions of Section 2.1(e), any Quotation provided pursuant to Section 2.1(d) shall expire if prior to the time an Acceptance with respect to such Quotation shall have been notified to the applicable Investor Group Representative(s) in accordance with Section 2.1(e) the domestic market for U.S. Treasury securities or derivatives shall have closed, or there shall have occurred a general suspension, material limitation, or significant disruption of trading in securities generally on the New York Stock Exchange or in the domestic market for U.S. Treasury securities or derivatives, or the financial futures market or the interest rate swap market shall have closed or there shall have occurred a general suspension, material limitation, or significant disruption of trading in either such market. No purchase or sale of Shelf Notes hereunder shall be made based on such expired Quotation. If the Company thereafter notifies an Investor Group Representative of the Acceptance of any such Quotation, such Acceptance shall be ineffective for all purposes of this Agreement, and the applicable Investor Group Representative shall promptly notify the Company that the provisions of this Section 2.1(f) are applicable with respect to such Acceptance. (g) Fees. (1) Delayed Delivery Fee. If the closing of the purchase and sale of any Accepted Note is delayed for any reason beyond the original Closing Day for such Accepted Note, the Company will pay to each Purchaser which shall have agreed to purchase such Accepted Note on the Cancellation Date or each Rescheduled Closing Day and, if not a Rescheduled Closing Day, the actual Closing Day of such purchase and sale a fee (“Delayed Delivery Fee”) calculated as follows: in the case of an Accepted Note that is a Fixed Rate Note: (BEY - MMY) X DTS/360 X PA in the case of an Accepted Note that is a Floating Rate Note: (FIR – OIR) X DTS/360 X PA where “BEY” means Bond Equivalent Yield, i.e., the bond equivalent yield per annum of such Accepted Note; “MMY” means Money Market Yield, i.e., the yield per annum on a commercial paper investment of the highest quality selected

-6- by the applicable Investor Group Representative on the date such Investor Group Representative receives notice of the delay in the closing for such Accepted Note having a maturity date or dates the same as, or closest to, the Rescheduled Closing Day or Rescheduled Closing Days for such Accepted Note (a new alternative investment being selected by the applicable Investor Group Representative each time such closing is delayed); “FIR” means Floating Interest Rate; “OIR” means Overnight Interest Rate on funds deposited on each day from and including the originally scheduled Closing Day for such Accepted Note, i.e., the actual rate of interest, if any, received by the Purchaser which intends to purchase such Accepted Note on the overnight deposit of the funds intended to be used for the purchase of such Accepted Note, it being understood that reasonable efforts will be made by or on behalf of the Purchaser to make any such deposit in an interest bearing account; “DTS” means Days to Settlement, i.e., the number of actual days elapsed from and including the originally scheduled Closing Day with respect to such Accepted Note (in the case of the first such payment with respect to such Accepted Note) or from and including the date of the next preceding payment (in the case of any subsequent delayed delivery fee payment with respect to such Accepted Note) to but excluding the actual Closing Day or Cancellation Date with respect to such Accepted Note; and “PA” means Principal Amount, i.e., the principal amount of the Accepted Note for which such calculation is being made. In no case shall the Delayed Delivery Fee be less than zero. Nothing contained herein shall obligate any Purchaser to purchase any Accepted Note on any day other than the Closing Day for such Accepted Note, as the same may be rescheduled from time to time in compliance with Section 3.2. (2) Cancellation Fee. If the Company at any time notifies the applicable Investor Group Representative in writing that the Company is canceling the closing of the purchase and sale of any Accepted Note, or if the applicable Investor Group Representative notifies the Company in writing under the circumstances set forth in the penultimate sentence of Section 3.2 that the closing of the purchase and sale of any Accepted Note is to be canceled, or if the closing of the purchase and sale of any Accepted Note is not consummated on or prior to the last day of the Issuance Period (the date of any such notification, or the last day of the Issuance Period, as the case may be, being the “Cancellation Date”), the Company will pay to each Purchaser which shall have agreed to purchase any such Accepted Note that is a Fixed Rate Note no later than one Business Day after the Cancellation Date in immediately available funds an amount (the “Cancellation Fee”) calculated as follows: PI X PA where “PI” means Price Increase, i.e., the quotient (expressed in decimals) obtained by dividing (i) the excess of the ask price (as determined by the applicable Investor Group Representative) of the Hedge Treasury Note(s) on the Cancellation Date over the bid price (as determined by the applicable Investor Group Representative) of the Hedge Treasury Note(s) on the Acceptance Day for such Accepted Note by (ii) such bid price; and “PA” has the meaning in Section

-7- 2.1(g)(1). The foregoing bid and ask prices shall be as reported by TradeWeb LLC (or, if such data for any reason ceases to be available through TradeWeb LLC, any publicly available source of similar market data). Each price shall be based on a U.S. Treasury security having a par value of $100.00 and shall be rounded to the second decimal place. In no case shall the Cancellation Fee be less than zero. In the case of any such Accepted Note that is a Floating Rate Note, the Company will pay to each Purchaser which shall have agreed to purchase such Accepted Note no later than two Business Days after the Cancellation Date in immediately available funds the Breakage Amount, if any, with respect to such Accepted Note. (h) Determination and Notification of Floating Interest Rates. Two U.S. Government Business Days prior to the commencement of any Interest Period with respect to a Series of Floating Rate Notes, the applicable Investor Group Representative shall determine the Floating Interest Rate applicable to such Series of Floating Rate Notes, and will give notice (by email or facsimile) to the Company of Term SOFR for such Interest Period, as such rate is published by the Term SOFR Administrator. All such determinations by the relevant Investor Group Representative shall be binding on the Company in the absence of manifest error. The Interest Period specified in the relevant Confirmation of Acceptance for a Floating Rate Note shall remain constant during the life of such Note. (i) Benchmark Replacement Section. (1) Benchmark Replacement. Notwithstanding anything to the contrary herein, upon the occurrence of a Benchmark Transition Event with respect to a Series of Floating Rate Notes, the relevant Investor Group Representative and the Company may amend this Agreement with respect to such Series of Floating Rate Notes and such Floating Rate Notes to replace the then-current Benchmark for such Series of Floating Rate Notes with a Benchmark Replacement for such Series of Floating Rate Notes. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth Business Day after the relevant Investor Group Representative has delivered such proposed amendment to the Company. No replacement of a Benchmark with respect to a Series of Floating Rate Notes with a Benchmark Replacement pursuant to this Section 2.1(i) will occur prior to the applicable Benchmark Transition Start Date for such Series of Floating Rate Notes. (2) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement with respect to a Series of Floating Rate Notes, the relevant Investor Group Representative will have the right to make Conforming Changes with respect to such Series of Floating Rate Notes from time to time and, notwithstanding anything to the contrary herein, any amendments implementing

-8- such Conforming Changes will become effective without any further action or consent of any other party to this Agreement. (3) Notices; Standards for Decisions and Determinations. The relevant Investor Group Representative will promptly notify the Company and the holders of the relevant Series of Floating Rate Notes of (i) the implementation of any Benchmark Replacement with respect to such Series of Floating Rate Notes and (ii) the effectiveness of any Conforming Changes with respect to such Series of Floating Rate Notes in connection with the use, administration, adoption or implementation of a Benchmark Replacement for such Series of Floating Rate Notes. Section 2.2 Subsidiary Guaranty. The payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under this Agreement will be absolutely and unconditionally guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty Agreement dated as of July 20, 2016, which shall be substantially in the form of Schedule 2.2 (the “Subsidiary Guaranty”). SECTION 3. CLOSING.. Section 3.1 Facility Closings. Not later than 11:30 a.m. on the Closing Day for any Accepted Notes, the Company will deliver to each Purchaser listed in the Confirmation of Acceptance(s) relating thereto at the offices of ArentFox Schiff Hardin LLP, 233 S. Wacker Drive, Suite 66007100, Chicago, Illinois 60606 or at such other location selected by the applicable Investor Group Representative, the Accepted Notes to be purchased by such Purchaser in the form of one or more Notes in authorized denominations as such Purchaser may request for each Series of Accepted Notes to be purchased on such Closing Day, dated such Closing Day and registered in such Purchaser’s name (or in the name of its nominee), against payment of the purchase price thereof by transfer of immediately available funds for credit to the Company’s account specified in the Request for Purchase of such Notes. Each closing of Shelf Notes is referred to as a “Closing.” Section 3.2 Rescheduled Facility Closings. If the Company fails to tender to any Purchaser the Accepted Notes to be purchased by such Purchaser on the scheduled Closing Day for such Accepted Notes as provided above in Section 3.1, or any of the conditions specified in Section 4 shall not have been fulfilled or expressly waived in writing by the applicable Investor Group Representative(s) by the time required on such scheduled Closing Day, the Company shall, prior to 1:00 p.m., on such scheduled Closing Day notify the applicable Investor Group Representative(s) (which notification shall be deemed received by each applicable Purchaser) in writing whether (a) such closing is to be rescheduled (such rescheduled date to be a Business Day during the Issuance Period not less than one Business Day and not more than 10 Business Days after such scheduled Closing Day (the “Rescheduled Closing Day”)) and certify to the applicable Investor Group Representative(s) (which certification shall be for the benefit of each applicable Purchaser) that the Company reasonably believes that it will be able to comply with the conditions set forth in Section 4 on such Rescheduled Closing Day and that the Company will pay the Delayed Delivery Fee in accordance with Section 2.1(g)(1) or (b) such closing is to be canceled. In the event that the Company shall fail to give such notice referred to in the second

-9- preceding sentence, the applicable Investor Group Representative(s) (on behalf of each Purchaser which is an Affiliate thereof) may at its election, at any time after 1:00 p.m. on such scheduled Closing Day, notify the Company in writing that such closing is to be canceled. Notwithstanding anything to the contrary appearing in this Agreement, the Company may not elect to reschedule a closing with respect to any given Accepted Notes on more than one occasion, unless the applicable Investor Group Representative(s) shall have otherwise consented in writing. SECTION 4. CONDITIONS TO CLOSING.. Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing for such Notes is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at such Closing, of the following conditions: Section 4.1 Representations and Warranties. . (a) Representations and Warranties of the Company. The representations and warranties of the Company in this Agreement shall be correct when made and at the time of such Closing (except for any such representation or warranty that by its terms is made only as of a specific earlier date, in which case such representation or warranty shall be correct as of such earlier date). (b) Representations and Warranties of the Subsidiary Guarantors. The representations and warranties of the Subsidiary Guarantors in the Subsidiary Guaranty shall be correct when made and at the time of such Closing (except for any such representation or warranty that by its terms is made only as of a specific earlier date, in which case such representation or warranty shall be correct as of such earlier date). Section 4.2 Performance; No Default. The Company and each Subsidiary Guarantor shall have performed and complied with all agreements and conditions contained in this Agreement and the Subsidiary Guaranty required to be performed or complied with by it prior to or at the time of such Closing. Immediately before and after giving effect to the issue and sale of such Notes at such Closing (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. Section 4.3 Compliance Certificates.. (a) Officer’s Certificate of the Company. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of such Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.10 have been fulfilled. (B) General Counsel’s Certificate of the Company. The Company shall have delivered to such Purchaser a certificate of its General Counsel, dated the date of such Closing, certifying as to (1) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement and (2) the Company’s organizational documents as then in effect. (C) Officer’s Certificates of the Subsidiary Guarantors. Each Subsidiary Guarantor shall have delivered to such Purchaser an Officer’s Certificate, dated the date

-10- of such Closing, certifying that the conditions specified in Sections 4.1(b), 4.2 and 4.10 have been fulfilled. (d) Secretary’s Certificates of the Subsidiary Guarantors. Each Subsidiary Guarantor shall have delivered to such Purchaser a certificate of its Secretary or an Assistant Secretary, dated the date of such Closing, certifying as to (1) the resolutions attached thereto and other corporate or other proceedings relating to the authorization, execution and delivery of the Subsidiary Guaranty and (2) such Subsidiary Guarantor’s organizational documents as then in effect. (e) Good Standing Certificates. The Company and each Subsidiary Guarantor shall have delivered to such Purchaser a certificate of good standing or existence dated as of a recent date from the Secretary of State of its state of formation and, to the extent requested by such Purchaser, each other jurisdiction where the Company or such Subsidiary Guarantor is required to be qualified to do business and where the failure to be so qualified and in good standing would reasonably be expected to have a Material Adverse Effect. (f) Certified Articles. The Company and each Subsidiary Guarantor shall have delivered to such Purchaser certified copies of the articles or certificate of incorporation, certificate of organization or limited partnership, or other registered organizational documents from the Secretary of State of its state of formation (but only if such registered organizational documents have been modified since the last certified set thereof delivered to such Purchaser). Section 4.4 Subsidiary Guaranty and Confirmations. Each Subsidiary Guarantor which is a party to the Subsidiary Guaranty shall have delivered to such Purchaser a Confirmation of Guaranty Agreement, dated the date of such Closing, in the form of Schedule 4.4 (each as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, a “Confirmation of Guaranty”) and each other Person which is required to execute a Subsidiary Guaranty with respect to such Notes pursuant to Section 9.8 shall have executed and delivered such Subsidiary Guaranty. Section 4.5 Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of such Closing (a) from Faegre Baker DanielsDrinker Biddle & Reath LLP, special counsel for the Company and the Subsidiary Guarantors, covering the matters set forth in Schedule 4.5(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers), (b) from the General Counsel to the Company and the Subsidiary Guarantors, covering the matters set forth in Schedule 4.5(b) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request and (c) from ArentFox Schiff Hardin LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Schedule 4.5(c) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

-11- Section 4.6 Purchase Permitted By Applicable Law, Etc. On the date of such Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect at the time the Quotation for such Notes was provided by the applicable Investor Group Representative. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted. Section 4.7 Sale of Other Notes. Contemporaneously with such Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at such Closing as specified in the applicable Confirmation of Acceptance(s). Section 4.8 Payment of Fees. Without limiting Section 15.1, the Company shall have paid on or before such Closing (a) to each Purchaser (1) the Draw Fee, if any, due to such Purchaser and (2) any other fees due it pursuant to or in connection with this Agreement, including any Delayed Delivery Fee due pursuant to Section 2.1(g)(1) and (b) the reasonable fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.5(bc) to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to such Closing. Section 4.9 Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each Series of Notes being issued at such Closing. Section 4.10 Changes in Corporate Structure. Except as permitted by this Agreement, neither the Company nor any Subsidiary Guarantor shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Section 5.5 or delivered to each Investor Group Representative pursuant to Section 7.1. Section 4.11 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request. SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY..

-12- The Company represents and warrants to each Investor Group Representative and each Purchaser that: Section 5.1 Organization; Power and Authority. . (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the Properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof. (b) Each Subsidiary Guarantor is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Subsidiary Guarantor has the corporate or other legal entity power and authority to own or hold under lease the Properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Subsidiary Guaranty and to perform the provisions thereof. Section 5.2 Authorization, Etc. . (a) This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). (b) The Subsidiary Guaranty has been duly authorized by all necessary corporate or other legal entity action on the part of each Subsidiary Guarantor, and the Subsidiary Guaranty constitutes a legal, valid and binding obligation of each Subsidiary Guarantor enforceable against each such Subsidiary Guarantor in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

-13- Section 5.3 Disclosure. This Agreement, the financial statements described in Section 5.5 and the documents, certificates or other writings delivered to anyan Investor Group Representative or any Purchaser by or on behalf of the Company in connection with the transactions contemplated hereby (this Agreement, such financial statements and such documents, certificates or other writings delivered to each Investor Group Representative in connection with entering into this Agreement (in the case of the making of this representation upon the signing of this Agreement), or delivered to anyan Investor Group Representative or any Purchaser in connection with this Agreement or such Purchaser’s purchase of Notes prior to the day the applicable Quotation for such Series of Notes was provided by the applicable Investor Group Representative or requested by an Investor Group Representative as a condition to providing a Quotation for such Series of Notes (in the case of the making of this representation in connection with the issuance of such Series of Notes) being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2015, in the case of the making of this representation at the time of the signing of this Agreement, and since the end of the most recent fiscal year of the Company for which audited financial statements have been furnished prior to the day the applicable Quotation for such Series of Notes was provided by the applicable Investor Group Representative pursuant to Section 2.1(d) with respect to any Series of Notes for which this representation is being made, in the case of the making of its representation in connection with the Request for Purchase with respect to such Series of Notes and the issuance of such Series of Notes, there has been no change in the financial condition, operations, business or Properties of the Company or any Subsidiary except changes that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.4 Organization and Ownership of Shares of Subsidiaries; Affiliates. . (a) Schedule 5.4 (or as such Schedule 5.4 may be updated by the Company pursuant to a Request for Purchase delivered pursuant to Section 2.1(c)) contains (except as noted therein) complete and correct lists of (1) the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization and the percentage of shares of each class of its Capital Stock outstanding owned by the Company and each other Subsidiary, (2) the Company’s Controlled Affiliates and, to the best of the Company’s knowledge, its other Affiliates, other than Subsidiaries, and (3) the Company’s directors and senior officers. As of the Effective Date, except as disclosed in Schedule 5.4, noNo Subsidiary is liable under a Guaranty Obligation with respect to any Indebtedness of the Company or any Subsidiary under any Material Credit Facility and no Subsidiary is a borrower or co-borrower under any Material Credit Facility, unless any such Subsidiary is also a Subsidiary Guarantor under this Agreement. (b) All of the outstanding shares of Capital Stock of each Subsidiary owned by the Company and its Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of any Lien that is prohibited by this Agreement.

-14- (c) Each Non-Guarantor Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other legal entity power and authority to own or hold under lease the Properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact. Section 5.5 Financial Statements; Material Liabilities. The Company has delivered to each Investor Group Representative and each Purchaser copies of the following financial statements: (a) a Consolidated balance sheet of the Company and its Subsidiaries as of the last day of each of the three fiscal years of the Company most recently completed prior to the date as of which this representation is made or repeated to such Investor Group Representative and such Purchaser (herein, the “delivery date”) (other than fiscal years completed within 90 days prior to the delivery date for which audited financial statements have not been released) and Consolidated statements of income, cash flows and shareholders’ equity of the Company and its Subsidiaries for each such year, all audited by independent public accountants of recognized national standing and (b) a Consolidated balance sheet of the Company and its Subsidiaries as at the end of the quarterly period (if any) most recently completed prior to the delivery date and after the end of the most recent fiscal year for which financial statements have been delivered pursuant to clause (a) above (other than (1) quarterly periods completed within 45 days prior to the delivery date for which financial statements have not been released and (2) for the last quarterly period in any fiscal year, provided that, in the case of this clause (2), the Company shall have delivered the Consolidated balance sheet for the third quarterly period in such fiscal year) and Consolidated statements of income, cash flows and, if then prepared by the Company, shareholders’ equity for the periods from the beginning of the fiscal year in which such quarterly periods are included to the end of such quarterly periods, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year and prepared by the Company. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified therein and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents. Section 5.6 Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by (a) the Company of this Agreement and the Notes and (b) each Subsidiary Guarantor of the Subsidiary Guaranty will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, shareholders agreement or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the

-15- Company or any Subsidiary or any of their respective Properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary. Section 5.7 Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by (a) the Company of this Agreement or the Notes or (b) any Subsidiary Guarantor of the Subsidiary Guaranty. Section 5.8 Litigation; Observance of Statutes and Orders. . (a) There are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) Neither the Company nor any Subsidiary is (1) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (2) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including, without limitation, Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.9 Taxes. The Company and its Subsidiaries have filed all income tax or similar tax returns and all other material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which, individually or in the aggregate, is not Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. As of the Effective Date, the U.S. federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2012. Section 5.10 Title to Property; Leases. The Company and its Subsidiaries have good and sufficient title to their respective Material Properties, including all such Properties reflected in the most recent audited balance sheet referred to in Section 5.5 or delivered to each Investor Group Representative pursuant to Section 7.1 or purported to have been acquired by the Company or any Subsidiary after such date (except as sold or otherwise disposed of in the ordinary course of business prior to the Effective Date or in compliance with Section 10.7 after

-16- the Effective Date), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects. Section 5.11 Licenses, Permits, Etc. The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect. Section 5.12 Compliance with ERISA. . (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, Properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material. (b) The present value of the aggregate benefit liabilities under each of the Plans which is a defined benefit plan (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value,” “defined benefit plan” and “present value” have the meaning specified in section 3 of ERISA. (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material. (d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without

-17- regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material. (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser. Section 5.13 Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes, the Subsidiary Guaranty or any similar Securities for sale to, or solicited any offer to buy the Notes, the Subsidiary Guaranty or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and the other Investor Group Representatives, each of which has been offered the Notes and the Subsidiary Guaranty at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes or the execution and delivery of the Subsidiary Guaranty to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction. Section 5.14 Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of Shelf Notes for working capital and general corporate purposes, including the repayment of Indebtedness under the Bank Credit Agreement and the funding of Permitted Acquisitions, capital expenditures, dividends on its Capital Stock and repurchases of its Capital Stock. No part of the proceeds of the sale of any Notes will be used to finance a Hostile Tender Offer. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221) (other than the purchase of Capital Stock of the Company that is concurrently retired), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

-18- Section 5.15 Existing Indebtedness. . (a) Except as described therein, Schedule 5.15 (or as such Schedule 5.15 may be updated by the Company pursuant to a Request for Purchase delivered pursuant to Section 2.1(c)) sets forth as of June 30, 2016 (or, in the case of any updated Schedule 5.15 delivered pursuant to a Request for Purchase, the date specified therein) a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries (other than intercompany Indebtedness) (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guaranties thereof), since which date there has been no Material change in the amounts, interest rates (in the case of fixed interest rates) or interest rate margins (in the case of floating interest rates), sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default, and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to Indebtedness under any Material Credit Facility or any other Indebtedness of the Company or any Subsidiary the outstanding principal amount of which exceeds $5,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment. (b) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company or any Subsidiary Guarantor, except as disclosed in Schedule 5.15 (or as such Schedule 5.15 may be updated by the Company pursuant to a Request for Purchase delivered pursuant to Section 2.1(c)). Section 5.16 Foreign Assets Control Regulations, Etc. . (a) Neither the Company nor any Controlled Entity (1) is a Blocked Person, (2) has been notified that its name appears or may in the future appear on a State Sanctions List or (3) is a target of sanctions that have been imposed by the United Nations or the European Union. (b) Neither the Company nor any Controlled Entity (1) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (2) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws. (c) No part of the proceeds from the sale of the Notes hereunder:

-19- (a) constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (1) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (2) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (3) otherwise in violation of any U.S. Economic Sanctions Laws; (b) will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or (c) will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws. (d) The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws. Section 5.17 Status under Certain Statutes. Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended. Section 5.18 Notes Rank Pari Passu. Except as required by Section 10.6(ln), each Series of Notes and all other obligations of the Company under this Agreement shall at all times remain direct and unsecured obligations of the Company ranking pari passu as against the assets of the Company with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and pari passu with all other present and future unsecured Senior Debt (actual or contingent) of the Company, including, without limitation, all unsecured Senior Debt (actual or contingent) of the Company described in Schedule 5.15. Section 5.19 Environmental Matters. In the ordinary course of its business, the officers of the Company consider the effect of Environmental Laws on the business of the Company and its Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to the Company due to Environmental Laws. On the basis of this consideration, the Company has concluded its Property and operations and those of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to be in such compliance would not reasonably be expected to have a Material Adverse Effect, and that none of the Company or any of its Subsidiaries is subject to any liability under Environmental Laws that individually or in the aggregate would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any notice to the effect that its Property and/or operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state

-20- investigation evaluating whether any remedial action is needed to respond to a release of any Hazardous Material, which noncompliance or remedial action would reasonably be expected to have a Material Adverse Effect. Section 5.20 Employee Relations. The Company knows of no pending, threatened or contemplated strikes, work stoppage or other collective labor disputes involving its employees or those of its Subsidiaries that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Section 5.21 Burdensome Provisions. The Company and its Subsidiaries do not presently anticipate that future expenditures needed to meet the provisions of any statutes, orders, rules or regulations of a Governmental Authority will be so burdensome as to have a Material Adverse Effect. No Subsidiary is party to any agreement or instrument or otherwise subject to any consensual restriction or encumbrance that restricts or limits its ability to make dividend payments or other distributions in respect of its Capital Stock to the Company or any Subsidiary or to transfer any of its assets or Properties to the Company or any other Subsidiary in each case other than as permitted by Section 10.12. Section 5.22 Insurance. The Properties of the Company and each Subsidiary are insured with financially sound and reputable insurance companies against at least such risks and in at least such amounts as are customarily maintained by similar businesses and as may be required by applicable law (including, without limitation, hazard and business interruption insurance). SECTION 6. REPRESENTATIONS OF THE PURCHASERS.. Section 6.1 Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes. Section 6.2 Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder: (a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s)

-21- held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or (b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or (c) the Source is either (1) an insurance company pooled separate account, within the meaning of PTE 90-1 or (2) a bank collective investment fund, within the meaning of PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or (d) the Source constitutes assets of an “investment fund” (within the meaning of PartSection VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of PartSection VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of PartSection VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of PartSections I(c) and , I(g) (regarding eligibility), and I(k) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of PartSection VI(h) of the QPAM Exemption and (1) the identity of such QPAM and (2) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of PartSection VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or (e) the Source constitutes assets of a “plan(s)“ (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (1) the identity of such INHAM and (2) the name(s) of the employee benefit plan(s)

-22- whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or (f) the Source is a governmental plan; or (g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA. As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA. SECTION 7. INFORMATION AS TO COMPANY.. Section 7.1 Financial and Business Information. The Company shall deliver to each Investor Group Representative and each holder of a Note that is an Institutional Investor: (a) Quarterly Statements — within 45 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of, (1) a Consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and (2) Consolidated statements of income, changes in shareholders’ equity (if then prepared by the Company) and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer of the Company as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Form 10-Q prepared in compliance

-23- with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a); (b) Annual Statements — within 90 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Company, duplicate copies of, (1) a Consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and (2) Consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.1(b); (c) SEC and Other Reports — (1) promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public Securities holders generally, (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such Investor Group Representative or holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC and (2) promptly, and in any event within five Business Days after receipt thereof by the Company or any Subsidiary, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction), other than SEC comment letters in respect of any Form 10-K or Form 10-Q of the Company, concerning

-24- any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of the Company or any Subsidiary; (d) Notice of Default or Event of Default — promptly, and in any event within two Business Days after a Responsible Officer of the Company becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto; (e) Notice of Termination of a Facility — promptly, and in any event within five Business Days after receipt of notice from anyan Investor Group Representative of the termination of the Master Note Facility as it relates to such Investor Group Representative, notice of such termination; (f) Notice of Action by Governmental Authority — promptly, and in any event within five Business Day after a Responsible Officer of the Company becoming aware thereof, a written notice of the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority (including pursuant to any applicable Environmental Laws) against the Company or any Subsidiary that would reasonably be expected to result in a Material Adverse Effect or which seeks to prevent, enjoin or delay the issuance and sale of any Series of Notes; (g) [Reserved]; (g) ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer of the Company becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto: (a) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the Effective Date; or (b) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or (c) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, Properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens

-25- then existing, would reasonably be expected to have a Material Adverse Effect; (h) Resignation or Replacement of Auditors — within 10 days following the date on which the Company’s auditors resign or the Company elects to change auditors, as the case may be, notification thereof, together with such supporting information as the Required Holders may reasonably request; (i) Change in Accounting Policies – promptly, and in any event within five Business Days after a Responsible Officer of the Company becoming aware thereof, notice of any material change in accounting policies of, or financial reporting practices by, the Company or any Subsidiary (other than any such change disclosed in any Form 10-K or Form 10-Q previously filed by the Company with the SEC); (j) Material Adverse Effect – promptly, and in any event within five Business Days after a Responsible Officer of the Company becoming aware thereof, any other development, financial or otherwise, which would reasonably be expected to have a Material Adverse Effect; and (k) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or Properties of the Company or any of its Subsidiaries (including, but without limitation, actual copies of the Company’s Form 10-Q and Form 10-K) or relating to the ability of the Company to perform its obligations hereunder or under the Notes or any Subsidiary Guarantor to perform its obligations under the Subsidiary Guaranty as from time to time may be reasonably requested by anyan Investor Group Representative or holder of a Note that is an Institutional Investor. Section 7.2 Officer’s Certificate. Each set of financial statements delivered to an Investor Group Representative or holder of a Note that is an Institutional Investor pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer of the Company: (a) Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Company was in compliance with the requirements of Section 10 and, if applicable, each Incorporated Provision during the quarterly or annual period covered by the statements then being furnished, (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section or Incorporated Provision, and the calculation of the amount, ratio or percentage then in existence. In the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.2) as to the period covered by any such financial statement, such Senior Financial Officer’s

-26- certificate as to such period shall include a reconciliation from GAAP with respect to such election; (b) Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto; and (c) Subsidiary Guarantors — describing the changes, if any, to the composition of the subsidiary guarantors in respect of each Material Credit Facility during the quarterly or annual period covered by the statements then being furnished. Section 7.3 Visitation. The Company shall permit the representatives of each Investor Group Representative and each holder of a Note that is an Institutional Investor: (a) No Default — if no Default or Event of Default then exists, at the expense of such Investor Group Representative or holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and Properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and (b) Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or Properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested. Section 7.4 Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Company pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if and when the Company satisfies any of the following requirements with respect thereto: (a) such financial statements satisfying the requirements of Section 7.1(a) or (b), the related opinion of independent certified public accountants (if any), and the related Officer’s Certificate satisfying the requirements of Section 7.2 are delivered to each

-27- Investor Group Representative and each holder of a Note that is an Institutional Investor by e-mail; (b) the Company shall have timely filed such Form 10–Q or Form 10–K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC on EDGAR, shall have made such form available on its home page on the internet, which is located at http://fastenal.com as of the Effective Date, and shall have made the related Officer’s Certificate satisfying the requirements of Section 7.2 available on its home page on the internet or on IntraLinksIntralinks or on any other similar website to which each Investor Group Representative and each holder of a Note that is an Institutional Investor has free access; (c) such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b), the related opinion of independent certified public accountants (if any), and the related Officer’s Certificate satisfying the requirements of Section 7.2 are timely posted by or on behalf of the Company on IntraLinksIntralinks or on any other similar website to which each Investor Group Representative and each holder of a Note that is an Institutional Investor has free access; or (d) the Company shall have filed any of the items referred to in Section 7.1(c) with the SEC on EDGAR and shall have made such items available on its home page on the internet or on IntraLinksIntralinks or on any other similar website to which each Investor Group Representative and each holder of a Note that is an Institutional Investor has free access; provided, however, that in the case of any of clauses (b), (c) or (d), the Company shall have given each Investor Group Representative and each holder of a Note that is an Institutional Investor prior written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery, provided further, that upon request of anyan Investor Group Representative or holder to receive paper copies of such forms, financial statements and Officer’s Certificates or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such Investor Group Representative or holder. SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES.. Section 8.1 Required Prepayments; Maturity. Each Series of Shelf Notes shall be subject to required prepayments, if any, set forth in the Notes of such Series, provided that upon any partial prepayment of the Shelf Notes of any Series pursuant to Section 8.2, the principal amount of each required prepayment of the Shelf Notes of such Series becoming due under this Section 8.1 on and after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Shelf Notes of such Series is reduced as a result of such prepayment. As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.

-28- Section 8.2 Optional Prepayments with Make-Whole Amount or Prepayment Premium. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, any Series of Notes, in an amount not less than $10,000,000 in aggregate principal amount of such Series of Notes in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus accrued and unpaid interest, plus, in the case of Fixed Rate Notes, the applicable Make-Whole Amount, if any, and, in the case of Floating Rate Notes, the applicable Prepayment Premium, if any, and the Breakage Amount, if any, in each case determined for the prepayment date with respect to such principal amount. Notwithstanding the foregoing, the Company may not prepay any Series of Notes under this Section 8.2 if a Default or Event of Default shall exist or would result from such optional prepayment unless all Notes at the time outstanding are prepaid on a pro rata basis. The Company will give each holder of Notes of the Series to be prepaid (with a copy to each Investor Group Representative and other holder of Notes) written notice of each optional prepayment of Notes of such Series under this Section 8.2 not less than 10 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes of each Series to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer of the Company as to the estimated Make-Whole Amount, if any, or Prepayment Premium, if any, due in connection with such prepayment (calculated, in the case of Fixed Rate Notes, as if the date of such notice were the date of the prepayment), setting forth the details of such computation. In the case of Fixed Rate Notes, two Business Days prior to any prepayment, the Company shall deliver to each holder of Notes being prepaid a certificate of a Senior Financial Officer of the Company specifying the calculation of the applicable Make-Whole Amount as of the specified prepayment date. Section 8.3 Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes of a Series pursuant to Section 8.1 or Section 8.2, the principal amount of the Notes of the Series to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. All prepayments pursuant to Section 8.6 and Section 8.9 shall be applied to the Notes for which the prepayment offered thereunder has been accepted. Section 8.4 Maturity; Surrender, Etc. In the case of each optional prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with unpaid interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any, or applicable Prepayment AmountPremium, if any, and Breakage Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, or Prepayment AmountPremium, if any, and Breakage Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

-29- Section 8.5 Purchase of Notes. The Company will not, and will not, permit any Controlled Entity to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of such Notes in accordance with this Agreement and such Notes or (b) pursuant to an offer to purchase made by the Company or a Controlled Entity pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. If the holders of more than 25% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Controlled Entity pursuant to any payment, prepayment or purchase of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes. Section 8.6 Prepayment Upon Change of Control. . (a) Notice of Change of Control or Control Event. The Company will, within five Business Days after any Responsible Officer of the Company has knowledge of the occurrence of any Change of Control or Control Event, give written notice of such Change of Control or Control Event to each holder of Notes unless notice in respect of such Change of Control (or the Change of Control contemplated by such Control Event) shall have been given pursuant to Section 8.6(b). If a Change of Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in Section 8.6(c) and shall be accompanied by the certificate described in Section 8.6(g). (b) Condition to Company Action. The Company will not take any action that consummates or finalizes a Change of Control unless (1) at least 15 Business Days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in Section 8.6(c), accompanied by the certificate described in Section 8.6(g), and (2) contemporaneously with such action, the Company prepays all Notes required to be prepaid in accordance with this Section 8.6. (c) Offer to Prepay Notes. The offer to prepay Notes contemplated by Sections 8.6(a) and (b) shall be an offer to prepay, in accordance with and subject to this Section 8.6, all, but not less than all, Notes held by each holder on a date specified in such offer (the “Change of Control Proposed Prepayment Date”). If such Change of Control Proposed Prepayment Date is in connection with an offer contemplated by Section 8.6(a), such date shall be a Business Day not less than 30 days and not more than 60 days after the date of such offer (or if the Change of Control Proposed Prepayment Date shall not be specified in such offer, the Change of Control Proposed Prepayment Date shall be the Business Day nearest to the 30th day after the date of such offer). (d) Acceptance; Rejection. A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.6 by causing a notice of such acceptance or rejection to be delivered to the Company at least five Business Days prior to the Change

-30- of Control Proposed Prepayment Date. A failure by a holder of Notes to so respond to an offer to prepay made pursuant to this Section 8.6 shall be deemed to constitute a rejection of such offer by such holder. (e) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.6 shall be at 100% of the principal amount of such Notes, together with unpaid interest on such Notes accrued to the date of prepayment plus, in the case of Floating Rate Notes, the Breakage Amount, if any, but without any Prepayment Premium and, in the case of Fixed Rate Notes, without any Make-Whole Amount. The prepayment shall be made on the Change of Control Proposed Prepayment Date, except as provided by Section 8.6(f). (f) Deferral Pending Change of Control. The obligation of the Company to prepay Notes pursuant to the offers required by Section 8.6(c) and accepted in accordance with Section 8.6(d) is subject to the occurrence of the Change of Control in respect of which such offers and acceptances shall have been made. In the event that such Change of Control has not occurred on or prior to the Change of Control Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until, and shall be made on the date on which, such Change of Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of (1) any such deferral of the date of prepayment, (2) the date on which such Change of Control and the prepayment are expected to occur and (3) any determination by the Company that efforts to effect such Change of Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.6 in respect of such Change of Control automatically shall be deemed rescinded without penalty or other liability). (g) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.6 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying (1) the Change of Control Proposed Prepayment Date, (2) that such offer is made pursuant to this Section 8.6 and that failure by a holder to respond to such offer by the deadline established in Section 8.6(d) shall result in such offer to such holder being deemed rejected, (3) the principal amount of each Note offered to be prepaid, (4) the interest that would be due on each Note offered to be prepaid, accrued to the Change of Control Proposed Prepayment Date, (5) in the case of Floating Rate Notes, the Prepayment Premium, if any, due in connection with such prepayment, (6) that the conditions of this Section 8.6 have been fulfilled and (7) in reasonable detail, the nature and actual or expected date of the Change of Control. (h) “Change inof Control” means an event or series of events by which: (1) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act as in effect on the Effective Date, but excluding any employee benefit plan of such person or its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the Effective Date, except that a “person” or “group” shall be deemed to have “beneficial ownership” of all Capital Stock that such “person” or “group” has the right to acquire, whether such

-31- right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of more than 3035% of the Capital Stock of the Company entitled to vote in the election of members of the board of directors (or equivalent governing body) of the Company or (2) a majority of the members of the board of directors (or other equivalent governing body) of Company shall not constitute Continuing Directors. (i) “Continuing Directors” means, during any period of 24 consecutive months after the Effective Date, individuals (1) who were members of the board of directors (or equivalent governing body) of the Company at the beginning of such 24 month period, or (2) whose election or nomination for election to the board of directors (or equivalent governing body) of the Company was approved by a vote of a majority of the then Continuing Directors. Section 8.7 Make-Whole Amount.. “Make-Whole Amount” means, with respect to any Fixed Rate Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings: “Called Principal” means, with respect to any Fixed Rate Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires. “Discounted Value” means, with respect to the Called Principal of any Fixed Rate Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Note is payable) equal to the Reinvestment Yield with respect to such Called Principal. “Reinvestment Yield” means, with respect to the Called Principal of any Fixed Rate Note, 0.50% over the yield to maturity implied by the ask-side yield(s) reported as of 10:00 a.m. on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the ask-side yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury

-32- securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note. If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Fixed Rate Note, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note. “Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (1) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (2) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment. “Remaining Scheduled Payments” means, with respect to the Called Principal of any Fixed Rate Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date in which interest payments are due to be made under such Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.4 or Section 12.1. “Settlement Date” means, with respect to the Called Principal of any Fixed Rate Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires. Section 8.8 Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (a) subject to clause (b), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding

-33- Business Day (1) in the case of Fixed Rate Notes, without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day and (2) in the case of Floating Rate Notes, including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (b) any payment of principal of or Make-Whole Amount or Prepayment Premium or Breakage Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day. Section 8.9 Sale of Assets Prepayment Offer. (a) Notice and Offer. In the event the Company is required to make an offer of prepayment of the Notes in accordance with Section 10.7, the Company shall give written notice thereof to each holder of Notes (an “Asset Disposition Notice”), which notice shall (1) describe the nature of the relevant lease, sale or other disposition in reasonable detail, (2) refer to this Section 8.9 and the rights of the holders hereunder, (3) state the amount of the net proceeds of such lease, sale or other disposition and the aggregate principal amount of unsubordinated Indebtedness required either to be prepaid or offered to be prepaid, (4) contain an offer by the Company to prepay a stated portion of the outstanding principal amount of the Notes held by such holder in an amount equal to such holder’s Ratable Portion of the net proceeds of such lease, sale or other disposition, together with interest accrued thereon to the date of such prepayment, but without any Make-Whole Amount or other premium on a date specified in such Asset Disposition Notice, which date shall be a Business Day not less than 30 days and not more than 60 days after the date of such Asset Disposition Notice (the “Asset Disposition Prepayment Date”), (5) state the amount of interest that would be paid on such Asset Disposition Prepayment Date with respect to the portion of the principal amount of such holder’s Notes that is being offered to be prepaid and (6) request that such holder notify the Company in writing by a stated date (the “Asset Disposition Acceptance Notification Date”), which date shall be not less than 20 days after such holder’s receipt of such Asset Disposition Notice, if such holder accepts the offer for some or all of its Notes (or any portion thereof) to be so prepaid. (b) Acceptance or Rejection of Offer. To accept an offer of prepayment set forth in an Asset Disposition Notice, a holder of a Note shall cause a written notice of such acceptance to be delivered to the Company on or before the Asset Disposition Acceptance Notification Date. Any holder of multiple Notes bearing the same registered holder name may, at its option, choose among its Notes as to which Notes, if any, and whether in full or for any portion thereof, it is accepting the offer of prepayment pursuant to this Section 8.9 and shall designate in its notice of acceptance as to the specific Notes, if any, being accepted for payment and the portion of any Note being accepted for which such holder is accepting less than the full amount offered to be prepaid. If a holder does not notify the Company on or before the Asset Disposition Acceptance Notification Date of such holder’s acceptance or rejection of all or any portion of the prepayment offer contained in the Asset Disposition Notice, then in each case the holder shall be deemed to have rejected the prepayment offer of such Notes. If a holder accepts such offer but does not designate specific Notes or portions thereof for which such offer has been accepted,

-34- such holder shall be deemed to have accepted such offer for all Notes held by it (but only those held for the applicable beneficial holder in the case of Notes held in nominee name) and managed by the same investment manager or investment advisor. (c) Payment. On the Asset Disposition Prepayment Date, the aggregate outstanding principal amount of any Note (or portion thereof) with regard to which such holder has accepted such prepayment offer, together with any interest accrued thereon to the Asset Disposition Prepayment Date but without any Make-Whole Amount or other premium, shall become due and payable. SECTION 9. AFFIRMATIVE COVENANTS.. During the Issuance Period and so long thereafter as any of the Notes are outstanding and unpaid, the Company covenants as follows: Section 9.1 Compliance with Laws. Without limiting Section 10.4, the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective Properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 9.2 Insurance. The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective Properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated. Section 9.3 Maintenance of Properties. The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective Properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its Properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 9.4 Payment of Taxes. The Company will, and will cause each of its Subsidiaries to, file all income tax or similar tax returns and all other material tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable

-35- by any of them, to the extent the same have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge or levy if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes, assessments, charges and levies would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 9.5 Corporate Existence, Etc. The Company will at all times preserve and keep its corporate existence in full force and effect. Subject to Sections 10.2 and 10.7, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect. Section 9.6 Notes to Rank Pari Passu. Except as required by Section 10.6(l), theThe Notes and all other obligations under this Agreement of the Company at all times shall remain direct and unsecured obligations of the Company ranking pari passu as against the assets of the Company with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and pari passu with all other present and future unsecured Senior Debt (actual or contingent) of the Company. Section 9.7 Books and Records. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be. The Company will, and will cause each of its Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets. The Company and its Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Company will, and will cause each of its Subsidiaries to, continue to maintain such system. Section 9.8 Subsidiary Guarantors. The Company will cause (x) each Material Domestic Subsidiary that is organized or acquired at any time after the Effective Date, and each Person that becomes a Material Domestic Subsidiary at any time after the Effective Date or is designated by the Company or the Required Holders as a Material Domestic Subsidiary pursuant to the definition thereof at any time after the Effective Date, and (y) each other Subsidiary that at any time guarantees or otherwise becomes liable, whether as a borrower or an additional or co-borrower or otherwise, for or in respect of any Indebtedness under any Material Credit Facility, to within 30 days thereafter (or such earlier date on which such Material Domestic Subsidiary becomes a guarantor in respect of any Material Credit Facility), in the case of clause (x), or concurrently therewith, in the case of clause (y):

-36- (a) execute a supplement to the Subsidiary Guaranty in the form of Exhibit A thereto (a “Guaranty Supplement”); and (b) deliver the following to each Investor Group Representative and each holder of a Note: (1) an executed counterpart of such Guaranty Supplement; (2) a certificate signed by an authorized Responsible Officer of such Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1(b), 5.2(b), 5.6 and 5.7 of this Agreement (but with respect to such Subsidiary, such Guaranty Supplement and the Subsidiary Guaranty); (3) all documents as may be reasonably requested by the Required Holders to evidence the due organization, continuing existence and good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of such Guaranty Supplement and the performance by such Subsidiary of its obligations under the Subsidiary Guaranty; and (4) an opinion of counsel reasonably satisfactory to the Required Holders covering such matters relating to such Subsidiary, such Guaranty Supplement and the Subsidiary Guaranty as the Required Holders may reasonably request. Section 9.9 Most Favored Lender Treatment. . (a) If on the Effective Date or at any time thereafter the Company shall be party to any agreement creating or evidencing indebtedness for borrowed money of the Company or any Subsidiary, or in respect of which the Company or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support, in a principal amount outstanding or available for borrowing equal to or greater than $100,000,000 (an “MFL Agreement”) or any amendment, modification or supplement to an existing or future MFL Agreement, which MFL Agreement includes (or which amendment, modification or supplement incorporates) any financial covenant (whether set forth as a covenant, undertaking, event of default or otherwise (or any thereof shall be amended or otherwise modified)), and such provision (howsoever expressed) would be in addition to, or more beneficial to the holders of Notes than, the provisions of this Agreement (any such provision, an “MFL Provision”), then the Company shall provide an MFL Notice (as defined below) in respect of such MFL Provision promptly, and in any event within 10 Business Days, thereafter. Any such MFL Provision, whether in effect on the Effective Date or hereafter, is and shall be deemed automatically incorporated by reference into this Agreement (an “Incorporated Provision”), mutatis mutandis, as if set forth fully herein, effective as of the date when such MFL Provision is or shall have become effective under such MFL Agreement. Notwithstanding the foregoing, Section 8.10(a) of the Bank Credit Agreement as in effect on the Effective Date shall not be an MFL

-37- Provision unless and until such provision is amended after the Effective Date and, subject to clause (b) of this Section 9.9, provided that any Incorporated Provision resulting from such amendment shall preserve the 0.25 spread in the ratios between Section 8.10(a) of the Bank Credit Agreement and Section 10.13(a) in effect on the Effective Date. Upon the request of the Required Holders, the Company and the Required Holders shall enter into an additional agreement or an amendment to this Agreement (as the Required Holders may request), evidencing the incorporation of such Incorporated Provision substantially as provided for in the applicable MFL Agreement. (b) For the avoidance of doubt, each of the existing provisions in this Agreement, including, without limitation, the covenants in Section 10.1310.8 as of the date of this Agreement, shall remain in this Agreement regardless of whether any Incorporated Provisions are incorporated into this Agreement. (c) For purposes of this Section, “MFL Notice” means, in respect of any MFL Provision, a written notice from a Senior Financial Officer of the Company to each Investor Group Representative and each holder of Notes referring to the provisions of this Section and setting forth a reasonably detailed description of such MFL Provision (including any defined terms used therein) and related explanatory calculations, as applicable. (d) Any Incorporated Provision incorporated by reference into this Agreement pursuant to clause (a) of this Section 9.9 shall remain in effect only until such time as the indebtedness for borrowed money created or evidenced by the MFL Agreement containing (including by way of amendment or other modification of any existing provision thereof) the MFL Provision on which such Incorporated Provision was based is paid in full and such MFL Agreement is terminated. SECTION 10. NEGATIVE COVENANTS.. During the Issuance Period and so long thereafter as any of the Notes are outstanding and unpaid, the Company covenants as follows: Section 10.1 Transactions with Affiliates. The Company will not, and will not permit any Subsidiary to, enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of Properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except (a) the payment and provision of reasonable compensation and benefits to officers of the Company and its Subsidiaries, (b) the payment of reasonable directors fees to directors of the Company and its Subsidiaries, (c) the reimbursement of directors and officers of the Company and its Subsidiaries for reasonable travel and other expense incurred in the performance of their duties, (d) the provision of customary indemnification to directors and officers of the Company and its Subsidiaries, and (e) transactions expressly permitted by Section 10.9, and (f) pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less

-38- favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate. Section 10.2 Merger; Consolidation. The Company will not, and will not permit any Subsidiary to, merge or consolidate with or into any other Person, or permit any other Person to merge or consolidate with or into it, or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person, or liquidate or dissolve, except that (a) a Non-Guarantor Subsidiary may merge or consolidate with or into, convey, transfer or lease all or substantially all of its assets to, or liquidate or dissolve into (1) another Non-Guarantor Subsidiary, (2) the Company or any Subsidiary Guarantor (with the Company or such Subsidiary Guarantor being the survivor thereof), or (3) any other Person in connection with a Permitted Disposition, (b) a Subsidiary Guarantor may merge or consolidate with or into, convey, transfer or lease all or substantially all of its assets to, or liquidate or dissolve into (1) the Company or any other Subsidiary Guarantor (with Company being the survivor of any merger with any such Subsidiary Guarantor) or (2) any other Person in connection with a Permitted Disposition, and (c) the Company or any Subsidiary may merge or consolidate with or into any Person other than Company or a Subsidiary in order to effect a Permitted Acquisition, provided that the Company or such Subsidiary is the survivor thereof. Section 10.2 Merger; Consolidation. The Company will not, and will not permit any Subsidiary Guarantor to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions and including by means of any merger or sale of capital stock or otherwise) all or substantially all of its assets (whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing or would result from such transaction: (a) the Company or any Subsidiary Guarantor may merge or consolidate with any Person if (1) in the case of any such merger involving the Company, the Company is the surviving Person and (2) in the case of any other such merger or consolidation, a Subsidiary Guarantor is the surviving Person; and (b) any Subsidiary Guarantor may sell, transfer, lease or otherwise dispose of all or substantially all of its assets to, or liquidate or dissolve into, the Company. Section 10.3 Line of Business. The Company will not, and will not permit any Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the Effective Date. Section 10.4 Economic Sanctions, Etc. The Company will not, and will not permit any Controlled Entity to, (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or any Person that is the target of sanctions imposed by the United Nations or by the European Union, (b) directly or indirectly, have any investment in or engage in any dealing or transaction (including, without limitation, any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (1) would cause any holder to be in violation of any law or regulation applicable to such holder, or (2) is prohibited by or subject to sanctions under any U.S.

-39- Economic Sanctions Laws, or (c) engage in any activity that could subject such Person or any holder to sanctions under CISADA or any similar law or regulation with respect to Iran or any other country that is subject to U.S. Economic Sanctions Laws. Section 10.5 Non-Guarantor Subsidiary Indebtedness. The Company will not, and will not permit any Non-Guarantor Subsidiary to, create, incur, assume or suffer to exist any Indebtedness, except: (a) the Notes and the Subsidiary Guaranty[reserved]; (b) Indebtedness in an aggregate principal amount not to exceed $1,000,000,000 at any one time outstanding under the Bank Credit Agreement[reserved]; (c) Indebtedness and obligations owing under Hedge Agreements entered into in order to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes; (d) Indebtedness existing on the Effective Date and listed on Schedule 5.15, and any renewal, refinancing, extension or replacement thereof (but not the increase in the aggregate principal amount thereof); (e) Indebtedness incurred in connection with CapitalFinance Leases and purchase money Indebtedness to finance the acquisition of assets used in its business, if (1) at the time of such incurrence no Default or Event of Default has occurred and is continuing or would result from such incurrence, (2) such Indebtedness does not exceed $125,000,000250,000,000 in aggregate principal amount outstanding at any time, and (3) the Company shall be in compliance, on a pro forma basis, with the financial covenants set forth in Section 10.1310.8 as of the end of the most recent fiscal quarter of the Company for which financial statements have been delivered pursuant to Section 7.1; (f) unsecured intercompany Indebtedness: (1) owed by the Company to any Subsidiary Guarantor or by any Subsidiary Guarantor to the Company or any other Subsidiary Guarantor; (2) owed by the Company or any Subsidiary Guarantor to any Non-Guarantor Subsidiary (provided that such Indebtedness shall be subordinated to the Notes in a manner reasonably satisfactory to the Required Holders); (3) owed by any Non-Guarantor Subsidiary to any other Non-Guarantor Subsidiary; and (4) owed by any Non-Guarantor Subsidiary to the Company or any Subsidiary Guarantor to the extent permitted pursuant to Section 10.8(f);; (g) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or other similar instrument drawn against insufficient funds in the ordinary course of business; (h) Indebtedness under performance bonds, surety bonds, release, appeal and similar bonds, statutory obligations or with respect to workers’ compensation claims, in each case incurred in the ordinary course of business, and reimbursement obligations in respect of any of the foregoing;

-40- (i) without duplication, Guaranty Obligations with respect to Indebtedness permitted pursuant to any other clause of this Section 10.5; and (ij) other Indebtedness of the Company or any Subsidiary not otherwise permitted by clauses (a) through (h), inclusive, of this Section 10.5, provided that Priority Debt; provided that (1) the aggregate principal amount of all such Priority Debt outstanding at any time, when taken together (and without duplication) with the aggregate principal amount of all obligations outstanding at such time and secured by Liens incurred in reliance on Section 10.6(n), shall not exceed the greater of (i) $525,000,000, and (ii) an amount equal to 10% of the Company’s and its Subsidiaries’ consolidated total assets (as determined as of the last day of the most recently ended fiscal quarter for which financial statements have been provided under Section 7.1) and (2) at the time of the incurrence thereof and after giving effect to such Indebtedness (1thereto (i) no Default or Event of Default shall have occurred and be continuing and (2ii) the Company shall be in compliance, on a pro forma basis, with the financial covenants set forth in Section 10.1310.8 determined as of the endlast day of the most recentrecently ended fiscal quarter of the Company for which financial statements have been delivered pursuant toprovided under Section 7.1; and. (j) without duplication, Guaranty Obligations with respect to Indebtedness permitted pursuant to any other clause of this Section 10.5. Section 10.6 Liens. The Company will not, and will not permit any Subsidiary to, directly or indirectly create, incur, or suffer to exist any Lien in, of or on the Property of Company or any Subsidiary, except: (a) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; (b) Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; (c) Liens arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation; (d) Liens securing Indebtedness incurred in connection with Finance Leases and purchase money Indebtedness to finance the acquisition of assets used in its business, if (1) such Liens shall be created within 120 days of the acquisition, repair, construction, improvement or lease, as applicable, of the related Property, (2) such Liens do not at any time encumber any property other than the Property financed or improved by such Indebtedness, (3) at the time of such incurrence no Default or Event of Default has

-41- occurred and is continuing or would result from such incurrence, (4) such Indebtedness does not exceed $250,000,000 in aggregate principal amount outstanding at any time, and (5) the Company shall be in compliance, on a pro forma basis, with the financial covenants set forth in Section 10.8 as of the end of the most recent fiscal quarter of the Company for which financial statements have been delivered pursuant to Section 7.1; (de) utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to Properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Company or its Subsidiaries; (ef)Liens arising solely by virtue of any statutory or common law provision relating to bankers’ liens, rights of set-off or similar rights and remedies as to deposit accounts, securities accounts or other funds maintained with a creditor depository institution, provided that (1) such account is not a dedicated cash collateral account and is not subject to restriction against access by the Company or a Subsidiary in excess of those set forth by regulations promulgated by the Board of Governors of the Federal Reserve, and (2) such account is not intended by the Company or any Subsidiary to provide collateral to the depository institution; (fg)Liens existing on the Effective Date and described in Schedule 10.6(fg), and Liens securing any refinancing, refunding, renewal or extension of the Indebtedness or other liabilities or obligations secured by such existing Liens, provided that (1) the principal amount of such Indebtedness is not increased, and (2) the scope of such Liens shall not be increased, or otherwise expanded, to cover any additional Property or type of assets, as applicable, beyond that in existence on the Effective Date, except for products and proceeds of the foregoing; (gh) Liens on Property acquired in any Permitted Acquisition, provided that such Liens extend only to the Property so acquired and were not created in contemplation of such acquisition; (hi)Liens granted pursuant to this Agreement; (ij) Liens to secure the performance of bids, tenders, contracts (other than for the payment of Indebtedness), leases, statutory obligations, liability to insurance carriers, surety or appeal bonds, performance bonds or other obligations of a like nature (including Liens to secure letters of credit issued to assure payment of such obligations); (jk)Liens consisting of licenses or leases permitted by Section 10.7(d);of rights to use intellectual property in the ordinary course of business or in settlement of any litigation or claims in respect of intellectual property and leases of real property or equipment in the ordinary course of business or as part of or incidental to the provision of transitional services to a purchaser of Property in connection with a disposition of such Property;

-42- (kl)Liens related to judgments or orders that do not constitute an Event of Default under Section 11(i); (lm) Liens arising from the filing of precautionary UCC financing statements relating solely to Permitted Receivables Sale Transactions and subject to the further limitations underin Section 10.7(f); and (mn) other Liens not otherwise permitted by clauses (a) through (l) of this Section 10.6 securing Indebtedness or other liabilities or obligations, including Priority Debt; provided that (1) the aggregate principal amount of Indebtedness or other liabilities orall such obligations outstanding at any time outstanding secured by Liens described in this clause (m) shall be permitted by (i) Section 10.13(a), when taken together (and without duplication) with the aggregate principal amount of all Priority Debt incurred in reliance on Section 10.5(j) and outstanding at such time, shall not exceed an amount equal to the greater of (i) $525,000,000, and (ii) 10% of the Company’s and its Subsidiaries’ consolidated total assets (as determined on a pro forma basis as of the endlast day of the most recentrecently ended fiscal quarter of the Company for which financial statements have been delivered pursuant toprovided under Section 7.1 and (ii) Section 10.13(c) and (2) at the time of the incurrence thereof and after giving effect thereto, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Company shall be in compliance, on a pro forma basis, with the financial covenants set forth in Section 10.8 determined as of the last day of the most recently ended fiscal quarter for which financial statements have been provided under Section 7.1; provided further that, notwithstanding the foregoing, the Company will not, and will not permit any Subsidiary to, secure any Indebtedness outstanding under or pursuant to any Material Credit Facility pursuant to this Section 10.6(mn) unless and until (A) the Notes (and the Subsidiary Guaranty and any other guaranty delivered in connection therewith) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to the Required Holders in substance and in form, including, without limitation, an intercreditor agreement, and (B) the holders of the Notes shall have received opinions of counsel to the Company and/or any such Subsidiary, as the case may be, in substance and form reasonably acceptable to the Required Holders from counsel that is reasonably acceptable to the Required Holders. Section 10.7 Sale of Assets. The Company will not, and will not permit any Subsidiary to, lease, sell or otherwise dispose of its Property to any other Person, except the following each a “Permitted Disposition”): (a) sales of inventory, or used, worn-out or surplus equipment, all in the ordinary course of business; (b) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are applied with reasonable promptness to the purchase price of such replacement equipment;

-43- (c) sales of Property (1) between the Company and a Subsidiary Guarantor, (2) between Subsidiary Guarantors, (3) between Non-Guarantor Subsidiaries, and (4) by a Non-Guarantor Subsidiary to the Company or any Subsidiary Guarantor; (d) Thethe licensing of rights to use intellectual property in the ordinary course of business or in settlement of any litigation or claims in respect of intellectual property and the leasing of real property or equipment in the ordinary course of business or as part of or incidental to the provision of transitional services to a purchaser of Property in connection with a disposition of such Property permitted by this Agreement; (e) sales of Cash Equivalent Investments permitted by Section 10.8(a), and Investments made pursuant to the Company’s Investment Policy and Guidelines once established and as approved and modified from time to time by Company’s board of directors; (f) sales of receivables in connection with a Permitted Receivable Sale Transaction not to exceed $90,000,000 in the aggregate in any fiscal year; and (g) any other lease, sale or other disposition of its Property that,the book value of which, when taken together with the book value of all other Property of the Company and its Subsidiaries previously leased, sold or disposed of pursuant to this clause (g) during the four quarter period ending with the quarter in which such lease, sale or other disposition occurs, does not exceed 10% of the Company’s and its Subsidiaries’ consolidated total assets (as determined as of the last day of the most recently ended fiscal quarter for which financial statements have been provided under Section 7.1), provided that for purposes of this clause (g) there shall be excluded from any such determination the book value of any Property leased, sold or otherwise disposed of for fair market value the net proceeds of which are and/or will be within 180 days after the date of such lease, sale or other disposition either (1) reinvested in the purchase, acquisition, development, redevelopment or construction of assets or businesses having a fair market value at least equal to the fair market value of the assets subject to such lease, sale or other disposition (or applied to the payment of Indebtedness incurred in relation to the same, so long as such Indebtedness was incurred within 180 days after the date of the lease, sale or other disposition in question and/or (2) used for the payment or prepayment of any outstanding Indebtedness of the Company (other than Indebtedness owing to any Subsidiary or any other Affiliate), which Indebtedness is not subordinated to the Notes, provided further, in the case of clause (2), that the Company offers to prepay the outstanding Notes held by each holder in accordance with Section 8.9 in a principal amount equal to such holder’s Ratable Portion of the net proceeds of such lease, sale or other disposition and provided further that after giving effect to any disposition of majority ownership or all or substantially all of the assets of any Subsidiary Guarantor, (i) no Default or Event of Default shall have occurred and be continuing and (2) the Company shall be in compliance on a Pro Forma Basis with the financial covenants contained in Section 10.1310.8 as of the last day of the most recent fiscal quarter ended prior to the consummation of such disposition for which financial statements have been

-44- delivered pursuant to Section 7.1 calculated as if such disposition, including the consideration therefor, had been consummated on such date. Section 10.8 Investments. The Company will not, and will not permit any Subsidiary to, make or suffer to exist any Investments (including without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, except: (a) Cash Equivalent Investments, and Investments made pursuant to the Company’s Investment Policy and Guidelines once established and as approved and modified from time to time by Company’s board of directors; (b) Existing Investments in Subsidiaries and other Investments in existence on the Effective Date and described in Schedule 10.8(b); (c) Investments constituting Permitted Acquisitions (including, without limitation, any nominal amounts invested by the Company or a Subsidiary to capitalize a new Subsidiary formed to consummate the applicable Acquisition, together with any incidental amounts required to be paid as part of the formation process for such Subsidiary); (d) Investments by (1) the Company in Subsidiary Guarantors, (2) Subsidiary Guarantors in the Company and other Subsidiary Guarantors, (3) Non-Guarantor Subsidiaries in other Non-Guarantor Subsidiaries, and (4) Non-Guarantor Subsidiaries in the Company and Subsidiary Guarantors; (e) The repurchase of any (i) Capital Stock of Company, provided that as of the date of such repurchase (1) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (2) the Company shall be in compliance, on a pro forma basis, with the financial covenants set forth in Section 10.13 as of the end of the most recent fiscal quarter of the Company for which financial statements have been delivered pursuant to Section 7.1 or (ii) of the Notes in accordance with Section 8.5, provided such Notes are then canceled in accordance with the last sentence thereof; and (f) other Investments made after the Second Amendment Effective Date, provided (i) that the aggregate amount of such other Investments does not exceed 35% of Consolidated Net Worth and (ii) that after giving effect to such Investment, the Company shall be in compliance on a pro forma basis with the financial covenants contained in Section 10.13 and each such financial calculation made as of the last day of the most recent fiscal quarter ended for which financial statements have been delivered pursuant to Section 7.1. In determining the amount of Investments permitted under this clause (f), loans, advances, bonds, notes, debentures and similar Investments shall be taken at the principal amount thereof then remaining unpaid, and stocks, mutual funds, partnership interests and similar Investments shall be taken at the original cost thereof (regardless of any subsequent appreciation or depreciation therein) net of any cash distributions in respect thereof.

-45- Section 10.9 [Reversed]. Section 10.10 Hedge Agreements. The Company will not, and will not permit any Subsidiary to, enter into any Hedge Agreement, except Hedge Agreements entered into for non-speculative purposes. Section 10.11 Changes in Fiscal Periods. The Company will not permit its fiscal year to end on a day other than December 31 or change its method of determining fiscal quarters. Section 10.12 No Further Negative Pledges; Restrictive Agreements. The Company will not, and will not permit any Subsidiary to, (a) enter into, assume or be subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its Properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except (1) pursuant to this Agreement, (2) pursuant to the Bank Credit Agreement (provided that any such restrictions or requirements are, in the aggregate, no more onerous in any material respect to the Company or any Subsidiary than those in effect on the Effective Date) or (3) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 10.5(e) (provided that any such restriction contained therein relates only to the asset or assets financed thereby and the products and proceeds thereof), (4) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 10.5(i) in the original principal amount, or in amounts available for borrowing, of $25,000,000 or more, (5) customary restrictions contained in the organizational documents of any Non-Guarantor Subsidiary as of the Effective Date, (6) customary restrictions in connection with any Permitted Lien or in any document or instrument governing any Permitted Lien (provided that any such restriction relates only to the asset or assets subject to such Permitted Lien and the products and proceeds thereof), and (7) customary restrictions contained in an agreement relating to the sale of Property (to the extent such sale is permitted pursuant to Section 10.7) that limit the granting of Liens on such Property (and/or, if such Property consists of all or substantially all of the Capital Stock of any Subsidiary, the Property of such Subsidiary) pending consummation of such sale; (b) create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of the Company or any Subsidiary to (1) pay dividends or make any other distributions to the Company or any Subsidiary Guarantor on its Capital Stock, (2) pay any Indebtedness or other obligation owed to the Company or any Subsidiary Guarantor or (3) make loans or advances to the Company or any Subsidiary Guarantor, except in each case for such encumbrances or restrictions existing under or by reason of (i) this Agreement, (ii) the Bank Credit Agreement (provided that any such encumbrances and restrictions are, in the aggregate, no more onerous in any material respect to the Company or any Subsidiary than those in effect on the Effective Date) and (iii) applicable laws; and (c) create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of the Company or any Subsidiary to

-46- (1) sell, lease or transfer any of its Properties or assets to the Company or any Subsidiary Guarantor, or (2) act as the Company or any Subsidiary Guarantor pursuant to this Agreement or the Subsidiary Guaranty or any renewals, refinancings, exchanges, refundings or extension thereof, except in each case for such encumbrances or restrictions existing under or by reason of (i) this Agreement or the Subsidiary Guaranty, (ii) the Bank Credit Agreement (provided that any such encumbrances and restrictions are, in the aggregate, no more onerous in any material respect to the Company or any Subsidiary than those in effect on the Effective Date), (iii) applicable laws, (iv) any document or instrument governing Indebtedness incurred pursuant to Section 10.5(e) (provided that any such restriction contained therein relates only to the asset or assets acquired in connection therewith and the products and proceeds thereof), (v) any document or instrument governing Indebtedness incurred pursuant to Section 10.5(i) in the original principal amount, or in an amount available for borrowing, of $25,000,000 or more, (vi) any Permitted Lien or any document or instrument governing any Permitted Lien (provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien and the products and proceeds thereof), (vii) obligations that are binding on a Subsidiary at the time such Subsidiary first becomes a Subsidiary of the Company, so long as such obligations are not entered into in contemplation of such Person becoming a Subsidiary, (viii) customary restrictions contained in an agreement related to the sale of Property (to the extent such sale is permitted pursuant to Section 10.7) that limit the transfer of such Property (and/or, in case such Property consists of all or substantially all of the Capital Stock of any Subsidiary, the Property of such Subsidiary) pending the consummation of such sale, (ix) customary restrictions in leases, subleases, licenses and sublicenses or asset sale agreements otherwise permitted by this Agreement so long as such restrictions relate only to the assets subject thereto, and (x) customary provisions restricting assignment of any agreement whether or not such agreement is entered into in the ordinary course of business. Section 10.1310.8 Financial Covenants. . (a) Consolidated Total Leverage Ratio. The Company will not, as of the last day of any fiscal quarter, permit the Consolidated Total Leverage Ratio to be greater than 2.003.00 to 1.00.; provided that, at the Company’s option, upon the occurrence of a Qualified Acquisition, for each of the four fiscal quarters of the Company immediately following such Qualified Acquisition (or the last Acquisition in a series of Acquisitions related to such Qualified Acquisition) (including the fiscal quarter in which such Qualified Acquisition was consummated) (such period of increase, a “Leverage Increase Period”), the maximum permitted Consolidated Total Leverage Ratio set forth above shall be increased to 3.50 to 1.00; provided, further, that, (1) the Company may terminate any Leverage Increase Period early, at any time, in its sole discretion, (2) for at least two fiscal quarters of the Company immediately following the expiration of each Leverage Increase Period, the Consolidated Total Leverage Ratio as of the end of such fiscal quarter shall not be greater than 3.00 to 1.00 prior to giving effect to another Leverage Increase Period, and (3) there shall be no more than two Leverage Increase Periods during the term of this Agreement.

-47- (b) Minimum Consolidated EBITDAInterest Coverage Ratio. The Company will not, as of the last day of any fiscal quarter, permit the Consolidated EBITDA for the period of four consecutive fiscal quarters ending on or immediately prior to such dateInterest Coverage Ratio to be less than $500,000,0003.00 to 1.00. (c) Priority Debt. The Company will not, at any time, permit the aggregate outstanding principal amount of all Priority Debt to exceed an amount equal to 10% of the Company’s and its Subsidiaries’ consolidated total assets (as determined as of the last day of the most recently ended fiscal quarter for which financial statements have been provided under Section 7.1). SECTION 11. EVENTS OF DEFAULT.. An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing: (a) the Company defaults in the payment of any principal, Make-Whole Amount, Prepayment Premium or Breakage Amount on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or (c) the Company defaults in the performance of or compliance with any term contained in Sections 7.1(d), (f), (g), (i) or (j), Section 9.5 (as to corporate existence of the Company only) or Section 10; or (d) the Company or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) or in any Subsidiary Guaranty and such default is not remedied within 30 days after the earlier of (1) a Responsible Officer of the Company obtaining actual knowledge of such default and (2) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or (e) (1) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made, or (2) any representation or warranty made in writing by or on behalf of any Subsidiary Guarantor or by any officer of such Subsidiary Guarantor in the Subsidiary Guaranty or any writing furnished in connection with the Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or (f) (1) the Company, any Subsidiary Guarantor or any Significant Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any (i) Indebtedness that is outstanding

-48- under the Bank Credit Agreement or (ii) any other Indebtedness that is outstanding in an aggregate principal amount of at least $50,000,000100,000,000, beyond any period of grace provided with respect thereto, or (2) the Company, any Subsidiary Guarantor or any Significant Subsidiary is in default in the performance of or compliance with any term of (i) the Bank Credit Agreement or (ii) any other evidence of any Indebtedness in an aggregate outstanding principal amount of (or in the case of any Hedge Agreement, the Hedge Termination Value of which is) at least $50,000,000100,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (3) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests or the occurrence of any casualty, condemnation or voluntary sale of assets the result of which is to require the Indebtedness secured thereby to be prepaid), (i) the Company, any Subsidiary Guarantor or any Significant Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment (A) under the Bank Credit Agreement or (B) under any other evidence of any Indebtedness in an aggregate outstanding principal amount of (or in the case of any Hedge Agreement, the Hedge Termination Value of which is) at least $50,000,000100,000,000, or (ii) one or more Persons have the right to require the Company, any Subsidiary Guarantor or any Significant Subsidiary so to purchase or repay such Indebtedness; or (g) the Company, any Subsidiary Guarantor or any Significant Subsidiary (1) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (2) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (3) makes an assignment for the benefit of its creditors, (4) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (5) is adjudicated as insolvent or to be liquidated, or (6) takes corporate action for the purpose of any of the foregoing; or (h) a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company, any Subsidiary Guarantor or any Significant Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, any Subsidiary Guarantor or any Significant Subsidiary, or any such petition shall be filed against the Company, any Subsidiary Guarantor or any Significant Subsidiary and such petition shall not be dismissed within 60 days; or

-49- (i) one or more (1) final judgments or orders for the payment of money aggregating in excess of $50,000,000100,000,000, including, without limitation, any such final order enforcing a binding arbitration decision or (2), nonmonetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, are rendered against one or more of the Company and its Significant Subsidiaries and which judgments are not, within 3060 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 3060 days after the expiration of such stay or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Company or any of its Significant Subsidiaries to enforce any such judgment; (j) if (1) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (2) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (3) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed an amount that could reasonably be expected to have a Material Adverse Effect, (4) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (5) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (6) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (1) through (6) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect. As used in this Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA; or (k) the Subsidiary Guaranty shall cease to be in full force and effect, any Subsidiary Guarantor or any Person acting on behalf of any Subsidiary Guarantor shall contest in any manner the validity, binding nature or enforceability of the Subsidiary Guaranty or its obligations thereunder, or the obligations of any Subsidiary Guarantor under the Subsidiary Guaranty are not or cease to be legal, valid, binding and enforceable in accordance with the terms of the Subsidiary Guaranty. SECTION 12. REMEDIES ON DEFAULT, ETC.. Section 12.1 Acceleration. . (a) If an Event of Default with respect to the Company described in Section 11(g) or (h) (other than an Event of Default described in clause (1) of Section 11(g) or

-50- described in clause (6) of Section 11(g) by virtue of the fact that such clause encompasses clause (1) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable and the Master Note Facility shall automatically terminate. (b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable, and each Investor Group Representative may at its option, by notice in writing to the Company, terminate the Master Note Facility as it relates to such Investor Group Representative. (c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable. Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (1) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the applicable Default Rate) and (2) (i) with respect to any Fixed Rate Note, the applicable Make-Whole Amount, if any, determined in respect of such principal amount and (ii) with respect to any Floating Rate Note, the applicable Prepayment Premium, if any, determined in respect of such principal amount and the Breakage Amount, if any, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount or Prepayment Premium or Breakage Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances. Section 12.2 Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or the Subsidiary Guaranty, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise. Section 12.3 Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of, Make-Whole Amount, if any, Prepayment Premium, if any, and Breakage Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue

-51- principal, Make-Whole Amount, if any, Prepayment Premium, if any, and Breakage Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the applicable Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon. Section 12.4 No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, the Subsidiary Guaranty or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements. SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.. Section 13.1 Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person(s) in whose name any Note(s) shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes. Section 13.2 Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(4)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within 10 Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same Series as such surrendered Note in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the

-52- surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Notes of such Series originally issued hereunder. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a Series, one Note of such Series may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2. Section 13.3 Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(4)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof, within 10 Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon. SECTION 14. PAYMENTS ON NOTES.. Section 14.1 Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, Prepayment Premium, if any, Breakage Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Wells Fargo Bank, National Association in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction. Section 14.2 Home Office Payment. So long as any original Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, Prepayment Premium, if any, Breakage Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified in such Purchaser’s Confirmation of Acceptance, or by such other method or at such

-53- other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by any original Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes of the same Series pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by any original Purchaser under this Agreement and that has made the same agreement relating to such Note as the original Purchasers have made in this Section 14.2. SECTION 15. EXPENSES, ETC.. Section 15.1 Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local counsel or other counsel with specialized legal expertise) incurred by the Investor Group Representatives, the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Subsidiary Guaranty or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Subsidiary Guaranty or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Subsidiary Guaranty or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and the Subsidiary Guaranty and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $3,500 for the initial Series of Notes and $3,500 for each additional Series of Notes. The Company will pay, and will save each Investor Group Representative, each Purchaser and each other holder of a Note harmless from, (1) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by an Investor Group Representative, a Purchaser or other holder in connection with its purchase of the Notes) and (2) any and all wire transfer fees that any bank deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note. Section 15.2 Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any

-54- provision of this Agreement, the Subsidiary Guaranty or the Notes, and the termination of this Agreement. SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.. All representations and warranties contained herein shall survive the execution and delivery of this Agreement, the Notes and the Subsidiary Guaranty, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and the Subsidiary Guaranty embody the entire agreement and understanding between each Purchaser and the Company and the Subsidiary Guarantors and supersede all prior agreements and understandings relating to the subject matter hereof. SECTION 17. AMENDMENT AND WAIVER. . Section 17.1 Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that: (a) (1) with the written consent of each Investor Group Representative (and without the consent of any other holder of Notes) Section 1 and Section 2.1, and any defined term (as it is used therein), may be amended or waived (except insofar as any such amendment or waiver would affect any rights or obligations with respect to the purchase and sale of Notes which shall have become Accepted Notes prior to such amendment or waiver) and (2) with the written consent of all of the Purchasers which shall have become obligated to purchase, but which shall have not yet purchased, Accepted Notes of any Series (and not without the written consent of all such Purchasers), any of the provisions of Sections 2.1 and 4 may be amended or waived insofar as such amendment or waiver would affect only rights or obligations with respect to the purchase and sale of the Accepted Notes of such Series or the terms and provisions of such Accepted Notes; (b) no amendment or waiver of any of Sections 2.2, 3, 5, 6 or 21, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and (c) no amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (1) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (i) interest on the Notes, (ii) the Make-Whole Amount, (iii) the Prepayment Premium or (iv) the Breakage Amount (2) change the percentage of the principal amount of the

-55- Notes the holders of which are required to consent to any amendment or waiver, or (3) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20. Section 17.2 Solicitation of Holders of Notes.. (a) Solicitation. The Company will provide each Investor Group Representative and each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Investor Group Representative or holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or the Subsidiary Guaranty. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 or the Subsidiary Guaranty to each Investor Group Representative and each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Investor Group Representatives or holders of Notes. (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to anyan Investor Group Representative or holder of a Note as consideration for or as an inducement to the entering into by such Investor Group Representative or holder of any waiver or amendment of any of the terms and provisions hereof or of the Subsidiary Guaranty or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Investor Group Representative or holder of a Note even if such Investor Group Representative or holder did not consent to such waiver or amendment. (c) Consent in Contemplation of Transfer. Any consent given pursuant to this Section 17 or the Subsidiary Guaranty by a holder of a Note that has transferred or has agreed to transfer its Note to the Company, any Subsidiary or any Affiliate of the Company in connection with such consent shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder. Section 17.3 Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 or the Subsidiary Guaranty applies equally to alleach Investor Group RepresentativesRepresentative and holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and anyan Investor Group Representative or holder of a Note and no delay in exercising any rights

-56- hereunder or under any Note or the Subsidiary Guaranty shall operate as a waiver of any rights of anyan Investor Group Representative or holder of such Note. Section 17.4 Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of all or the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Subsidiary Guaranty or the Notes, or have directed the taking of any action provided herein or in the Subsidiary Guaranty or the Notes to be taken upon the direction of the holders of all or a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding. SECTION 18. NOTICES.. Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (with charges prepaid). Any such notice must be sent: (1) if to anyan Investor Group Representative, to such Investor Group Representative at the address specified for such communications in Schedule B, or at such other address as such Investor Group Representative shall have specified to the Company in writing, (2) if to any original Purchaser or nominee, to such Purchaser or nominee at the address specified for such communications in the applicable Confirmation of Acceptance, or at such other address as such Purchaser or nominee shall have specified to the Company in writing, (3) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or (4) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Chief Financial OfficerTreasurer (telecopy no.: (507) 494-7579; email: slisowsk@fastenal.com) and General Counsel (telecopy no.: (507) 494-7767; email: jmilek@fastenal.com), or at such other address as the Company shall have specified to the holder of each Note in writing. Notices under this Section 18 will be deemed given only when actually received. SECTION 19. REPRODUCTION OF DOCUMENTS.. This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at a Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to anyan Investor Group

-57- Representative, Purchaser or holder of Notes, may be reproduced by such Investor Group Representative, Purchaser or holder by any photographic, photostatic, electronic, digital, or other similar process and such Investor Group Representative, Purchaser or holder may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Investor Group Representative, Purchaser or holder in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other Investor Group Representative, Purchaser or holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction. SECTION 20. CONFIDENTIAL INFORMATION.. For the purposes of this Section 20, “Confidential Information” means information delivered to anyan Investor Group Representative or Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Investor Group Representative or Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Investor Group Representative or Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Investor Group Representative or Purchaser or any Person acting on such Investor Group Representative’s or Purchaser’s behalf, (c) otherwise becomes known to such Investor Group Representative or Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Investor Group Representative or Purchaser under Section 7.1 that are otherwise publicly available. Each Investor Group Representative and Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Investor Group Representative or Purchaser in good faith to protect confidential information of third parties delivered to such Investor Group Representative or Purchaser, provided that such Investor Group Representative or Purchaser may deliver or disclose Confidential Information to (1) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (2) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (3) any other holder of any Note and any otheror Investor Group Representative, (4) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (5) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (6) any federal or state regulatory authority having jurisdiction over such Investor Group Representative or Purchaser, (7) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Investor Group Representative’s or

-58- Purchaser’s investment portfolio, or (8) any other Person to which such delivery or disclosure may be necessary or appropriate (i) to effect compliance with any law, rule, regulation or order applicable to such Investor Group Representative or Purchaser, (ii) in response to any subpoena or other legal process, (iii) in connection with any litigation to which such Investor Group Representative or Purchaser is a party or (iv) if an Event of Default has occurred and is continuing, to the extent such Investor Group Representative or Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or the Subsidiary Guaranty. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a Purchaser under this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 20. In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, anyan Investor Group Representative, Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinksIntralinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Investor Group Representative, Purchaser or holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking. Notwithstanding the foregoing, however, each Investor Group Representative, Purchaser and holder of a Note (and each employee, representative, or other agent of such Person) has been and is permitted to disclose to any and all Persons, without limitation of any kind, the United States federal tax treatment and United States federal tax structure of the transaction contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are or have been provided to such Persons relating to such United States federal tax treatment and United States federal tax structure. SECTION 21. SUBSTITUTION OF PURCHASER.. Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as

-59- a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement. SECTION 22. MISCELLANEOUS.. Section 22.1 Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not. Section 22.2 Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, all computations made pursuant to this Agreement shall be made in accordance with GAAP, and all financial statements shall be prepared in accordance with GAAP. Notwithstanding the foregoing, if the Company notifies the Investor Group Representatives and the holders of the Notes that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof on the operation of such provision (or if an Investor Group Representative or the Required Holders notify the Company that it or they request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding anything to the contrary herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election by the Company or any Subsidiary to measure any portion of a financial liability at fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) and such determination shall be made as if such election had not been made. For all purposes under this Agreement, the Subsidiary Guaranty, any Notes and any other documents executed in connection herewith or therewith, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Capital Stock at such time. Section 22.3 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any

-60- such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction. Section 22.4 Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person. Section 22.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Section 22.6 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. Section 22.7 Jurisdiction and Process; Waiver of Jury Trial. . (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. (b) The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (1) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (2) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service. (c) Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of

-61- the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction. (d) The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith. Section 22.8 Transaction References. The Company agrees that each Investor Group Representative (or an Affiliate thereof) may (a) refer to its role in establishing the Master Note Facility, as well as the identity of the Company and the maximum aggregate principal amount of the Notes and the date on which the Master Note Facility was established, on its internet site or in marketing materials, press releases, published “tombstone” announcements or any other print or electronic medium and (b) display the Company’s corporate logo in conjunction with any such reference. * * * * *

Signature Page to Master Note Agreement If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company. Very truly yours, FASTENAL COMPANY By Name: Sheryl A. Lisowski Title: Interim Chief Financial Officer, Controller and Chief Accounting Officer

Signature Page to Master Note Agreement This Agreement is hereby accepted and agreed to as of the date hereof. METROPOLITAN LIFE INSURANCE COMPANY By: Name: Title: NYL INVESTORS LLC By: Name: Title: PGIM, INC. (formerly known as Prudential Investment Management, Inc.) By: Vice President

DEFINED TERMS As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term: “Acceptance” is defined in Section 2.1(e). “Acceptance Day” is defined in Section 2.1(e). “Acceptance Window” means, with respect to any interest rate or margin quotes provided by anyan Investor Group Representative pursuant to Section 2.1(d), the time period designated by such Investor Group Representative during which the Company may elect to accept such interest rate or margin quotes as to not less than $10,000,000 (or, if less, the remaining Available Facility Amount at the time such Request for Purchase is made) in aggregate principal amount of Shelf Notes specified in the related Request for Purchase. If no such time period is designated by an Investor Group Representative with respect to any such Quotation, then the Acceptance Window for such Quotation will end at 1:00 p.m. on the first Business Day after the Quotation Response Date, provided that no Acceptance may occur on such Business Day prior to 9:30 a.m. and provided further that, if such Quotation Response Date is followed by a non-Business Day, then the Acceptance Window for such Quotation will end at 1:30 p.m. on the Quotation Response Date. “Accepted Note” is defined in Section 2.1(e). “Acquisition” means any transaction, or any series of related transactions, consummated on or after the Effective Date, by which the Company or any of its Subsidiaries (a) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company. “Affiliate” means, at any time, (a) with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person and (b) with respect to anyan Investor Group Representative or holder of Notes, shall include any Related Fund of such Investor Group Representative or holder of Notes. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Any director, manager (within the meaning of any applicable limited liability company law) or officer of a Person shall, for the purposes of this Agreement, be deemed to be an Affiliate of such Person. Unless the context otherwise clearly requires, any reference to an “Affiliate” or “Affiliates” shall refer to those of the Company. SCHEDULE A (to Master Note Agreement)

A-2 “Agreement” means this Agreement, including all Schedules attached to this Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time. “Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010. “Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act. “Asset Disposition Acceptance Notification Date” is defined in Section 8.9. “Asset Disposition Notice” is defined in Section 8.9. “Asset Disposition Prepayment Date” is defined in Section 8.9. “Attributable Indebtedness” means, on any date of determination, (a) in respect of any CapitalFinance Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease, the capitalized amount or principal amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a CapitalFinance Lease. “Authorized Officer” means the chief executive officer of the Company, the chief financial officer of the Company, any other Person authorized to act on behalf of the Company and designated as an “Authorized Officer” of the Company for the purpose of this Agreement in an Officer’s Certificate executed by the Company’s chief executive officer or chief financial officer and delivered to each Investor Group Representative. Any action taken under this Agreement on behalf of the Company by any individual who on or after the Effective Date shall have been an Authorized Officer of the Company and whom an Investor Group Representative in good faith believes to be an Authorized Officer of the Company at the time of such action shall be binding on the Company even though such individual shall have ceased to be an Authorized Officer. “Available Facility Amount” is defined in Section 2.1(a). “Bank Credit Agreement” means the Second Amended and Restated Credit Agreement dated as of May 1, 2015, as amended by the First Amendment to Credit Agreement dated as of November 23, 2015June [__], 2026, by and among the Company, the lenders referred to therein, Wells Fargo Bank, National Association, as administrative agent, swingline lender and issuing lender, and U.S. Bank National Association, as documentation agent, as amended, restated, supplemented, refinanced, replaced or otherwise modified from time to time.

A-3 “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark for a Series of Floating Rate Notes, then “Benchmark” means the applicable Benchmark Replacement for such Series of Floating Rate Notes to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.1(i). “Benchmark Replacement” means, with respect to any Benchmark Transition Event with respect to a Series of Floating Rate Notes, the sum of: (a) the alternate benchmark rate that has been selected by the relevant Investor Group Representative giving due consideration to (1) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (2) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark with respect to such Series of Floating Rate Notes for U.S. dollar-denominated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the applicable Floor for any Series of Floating Rate Notes, such Benchmark Replacement will be deemed to be the applicable Floor for such Series of Floating Rate Notes for purposes of this Agreement. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark for a Series of Floating Rate Notes with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the relevant Investor Group Representative giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated credit facilities at such time. “Benchmark Replacement Date” means, with respect to a Series of Floating Rate Notes, the earliest to occur of the following events with respect to the then-current Benchmark for such Series of Floating Rate Notes: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (1) the date of the public statement or publication of information referenced therein and (2) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide the applicable tenor of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be

A-4 determined by reference to the most recent statement or publication referenced in such clause (c) and even if the applicable tenor of such Benchmark (or such component thereof) continues to be provided on such date. “Benchmark Transition Event” means, with respect to a Series of Floating Rate Notes, the occurrence of one or more of the following events with respect to the then-current Benchmark for such Series of Floating Rate Notes: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide the applicable tenor of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the applicable tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide the applicable tenor of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the applicable tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that the applicable tenor of such Benchmark (or such component thereof) is not, or as of a specified future date will not be, representative. “Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event with respect to a Series of Floating Rate Notes, the earlier of (a) the applicable Benchmark Replacement Date for such Series of Floating Rate Notes and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed

A-5 under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b). “Breakage Amount” means any loss, cost or expense reasonably incurred by (a) any Purchaser of a Floating Rate Note as a result of the cancellation of the closing of the purchase and sale of such Floating Rate Note or (b) any holder of a Floating Rate Note as a result of any payment or prepayment of such Floating Rate Note on a day other than an Interest Payment Date or at scheduled maturity thereof (whether voluntary, mandatory, automatic, by reason of acceleration or otherwise), including, without limitation, any loss or expense arising from the liquidation or reemployment of funds obtained by such Purchaser or holder or from fees payable to terminate the deposits from which such funds were obtained. Each Purchaser or holder shall determine the Breakage Amount with respect to the principal amount of the Floating Rate Notes that were to be purchased by it, or its Floating Rate Notes then being paid or prepaid (or required to be paid or prepaid), as the case may be, by written notice to the Company setting forth such determination in reasonable detail on the day immediately following the Cancellation Date in the case of any cancellation of the closing of the purchase and sale pursuant to Section 2.1(g)(2) or not less than one Business Day prior to the date of prepayment in the case of any prepayment pursuant to Section 8.2 or, Section 8.6 or Section 8.9 or any payment required by Section 12. Each such determination shall be conclusive absent manifest error. “Business Day” means (a) for the purposes of Section 8.7 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed, (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any Floating Rate Note as to which the interest rate is determined by reference to Term SOFR, any day that is a U.S. Government Securities Business Day and (c) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Minneapolis, Minnesota or New York, New York or are required authorized to be closed. “Cancellation Date” is defined in Section 2.1(g)(2). “Cancellation Fee” is defined in Section 2.1(g)(2). “Capital Lease” means any lease of any Property by the Company or any Subsidiary, as lessee, that should, in accordance with GAAP, be classified and accounted for as a capital lease on a Consolidated balance sheet of the Company and its Subsidiaries. Notwithstanding the foregoing, any obligations of a Person under a lease (whether existing now or entered into in the future) that is not (or would not be) a Capital Lease under GAAP as in effect with respect to such Person on the Effective Date, shall not be treated as a Capital Lease solely as a result of the adoption by such Person after the Effective Date of changes in GAAP described in Accounting Standards Update 2016-02, Leases (Topic 842) (as the same may be amended from time to time). “Capital Stock” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership

A-6 interests (whether general or limited), (d) in the case of a limited liability company, membership interests, (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (f) any and all warrants, rights or options to purchase any of the foregoing. “Cash Equivalent Investment” means, collectively, (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency thereof maturing within 120 days from the date of acquisition thereof, (b) commercial paper maturing no more than 120 days from the date of creation thereof and currently having the highest rating obtainable from either S&P or Moody’s, (c) certificates of deposit maturing no more than 120 days from the date of creation thereof issued by commercial banks incorporated under the laws of the United States, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of “A” or better by a nationally recognized rating agency, provided that the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, (d) time deposits maturing no more 30 days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder, (e) demand deposit accounts maintained in the ordinary course of business with an FDIC insured financial institution, and (f) investment funds at least 95% of the assets of which constitute cash or Cash Equivalent Investments of the kinds described in clauses (a) through (e) of this definition. “Change of Control” is defined in Section 8.6(h). “Change of Control Proposed Prepayment Date” is defined in Section 8.6(c). “CISADA” means the Comprehensive Iran Sanctions, Accountability and Divestment Act, as amended from time to time. “Closing” is defined in Section 3.1. “Closing Day” means, with respect to any Accepted Note, the Business Day specified for the closing of the purchase and sale of such Accepted Note in the Confirmation of Acceptance for such Accepted Note, provided that (a) if the Company and the Purchaser which is obligated to purchase such Accepted Note agree on an earlier Business Day for such closing, the “Closing Day” for such Accepted Note shall be such earlier Business Day, and (b) if the closing of the purchase and sale of such Accepted Note is rescheduled pursuant to Section 3.2, the Closing Day for such Accepted Note, for all purposes of this Agreement except references to “original Closing Day” in Section 2.1(g)(1), shall mean the Rescheduled Closing Day with respect to such Accepted Note. “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time. “Company” is defined in the first paragraph of this Agreement.

A-7 “Confidential Information” is defined in Section 20. “Confirmation of Acceptance” is defined in Section 2.1(e). “Confirmation of Guaranty” is defined in Section 4.4. “Conforming Changes” means, with respect to either the use or administration of the Term SOFR Reference Rate or the use, administration, adoption or implementation of any Benchmark Replacement with respect to a Series of Floating Rate Notes, any technical, administrative or operational changes (including changes to the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition, timing and frequency of determining rates and making payments of interest, timing of Requests for Purchases or prepayment notices, the applicability and length of lookback periods, and other technical, administrative or operational matters) that the relevant Investor Group Representative decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the relevant Investor Group Representative in a manner substantially consistent with market practice (or, if the relevant Investor Group Representative decides that adoption of any portion of such market practice is not administratively feasible or if the relevant Investor Group Representative determines that no market practice for the administration of any such rate exists, in such other manner of administration as the relevant Investor Group Representative decides is reasonably necessary in connection with the administration of this Agreement and the relevant Floating Rate Notes. “Consolidated” means, when used with reference to financial statements or financial statement items of any Person, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP. “Consolidated EBITDA” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Company and its Subsidiaries in accordance with GAAP: (a) Consolidated Net Income for such period plus (b) the sum of the following, without duplication, to the extent deducted in determining Consolidated Net Income for such period: (1) income and franchise taxes paid during such period, (2) Consolidated Interest Expense for such period, and (3) amortization, depreciation and other non-cash charges for such period (except to the extent that such non-cash charges are reserved for cash charges to be taken in the future), and (4) extraordinary losses during such period (excluding extraordinary losses from discontinued operations), less (c) interest income and any extraordinary gains during such period. Consolidated EBITDA for any period shall be calculated on a Pro Forma Basis if any Specified Transaction occurs during such period. “Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on or immediately prior to such date to (b) Consolidated Interest Expense for the period of four consecutive fiscal quarters ending on or immediately prior to such date. “Consolidated Interest Expense” means, for any period, the sum, determined on a Consolidated basis, without duplication, for the Company and its Subsidiaries in accordance with GAAP, of interest expense (including, without limitation, interest expense attributable to

A-8 obligations under Capital Lease and all net payment obligations pursuant to Hedge AgreementsFinance Leases) for such period. “Consolidated Net Income” means, for any period, the net income (or loss) of the Company and its Subsidiaries for such period, determined on a Consolidated basis, without duplication, in accordance with GAAP; provided, that in calculating Consolidated Net Income of the Company and its Subsidiaries for any period, there shall be excluded (a) the net income (or loss) of any Person (other than a Subsidiary, which shall be subject to clause (c) below), in which the Company or any of its Subsidiaries has a joint interest with a third party, except to the extent such net income is actually paid in cash to the Company or any of its Subsidiaries by dividend or other distribution during such period, (b) the net income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Company or any of its Subsidiaries or is merged into or consolidated with the Company or any of its Subsidiaries or that Person’s assets are acquired by the Company or any of its Subsidiaries except to the extent included pursuant to the foregoing clause (a), and (c) the net income (if positive) of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary to the Company or any of its Subsidiaries of such net income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary but only to the extent of such prohibition. “Consolidated Net Worth” means at any time the stockholders’ equity of the Company and its Subsidiaries calculated on a Consolidated basis as of such time, all as defined according to GAAP. “Consolidated Total Leverage Ratio” means, as of any date of determination, the ratio of (a) Funded DebtIndebtedness on such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on or immediately prior to such date. “Continuing Directors” is defined in Section 8.6(i). “Control Event” means (a) the execution by the Company or any of its Affiliates of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change of Control, (b) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change of Control or (c) the making of any written offer by any “person” or “group” (as such terms are used in Section 13(d) and Section 14(d) of the Exchange Act as in effect on the Effective Date) to the holders of equity interests of the Company or of any of its Affiliates, which offer, if accepted by the requisite number of holders, would result in a Change of Control. “Controlled Entity” means (a) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (b) if the Company has a parent company, such parent company and its Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

A-9 “Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default. “Default Rate” with respect to any Note, has the meaning given in such Note. “Delayed Delivery Fee” is defined in Section 2.1(g)(1). “Disclosure Documents” is defined in Section 5.3. “Disqualified Capital Stock” means any Capital Stock that, by its terms (or by the terms of any security or other Capital Stock into which it is convertible or for which it is exchangeable) or upon the happening of any event or condition, (a) matures or is mandatorily redeemable (other than solely for Qualified Capital Stock), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Notes and all obligations under this Agreement and the Subsidiary Guaranty that are accrued and payable and the termination of this Master Note Facility), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Capital Stock) (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Notes and all obligations under this Agreement and the Subsidiary Guaranty that are accrued and payable and the termination of this Master Note Facility), in whole or in part, (c) provides for the scheduled payment of dividends in cash or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Capital Stock that would constitute Disqualified Capital Stock, in each case, prior to the date that is 91 days after the latest Maturity Date applicable to the Notes at the time outstanding; provided, that if such Capital Stock is issued pursuant to a plan for the benefit of the Company or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased by the Company or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations. “Domestic Subsidiary” means any Subsidiary organized under the laws of any political subdivision of the United States. “Draw Fee” means a fee equal to 0.05% of the principal amount of the Notes to be purchased by a Purchaser at a Closing; provided that, if the initial purchase of Notes under this Agreement occurs on or prior to the 90th day after the Effective Date, no such fee shall be due and payable in connection with such purchase. “EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes. “Effective Date” means July 20, 2016. “Environmental Laws” means any and all federal, foreign, state, provincial and local laws, statutes, ordinances, codes, rules, standards and regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the

A-10 manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect. “ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code. “Event of Default” is defined in Section 11. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. “FDIC” means the Federal Deposit Insurance Corporation. “Finance Lease” means any lease of any Property by the Company or any Subsidiary, as lessee, that should, in accordance with GAAP, be classified and accounted for as a finance lease on a Consolidated balance sheet of the Company and its Subsidiaries. Notwithstanding the foregoing, any obligations of a Person under a lease (whether existing now or entered into in the future) that is not (or would not be) a capital lease under GAAP as in effect with respect to such Person on the Effective Date, shall not be treated as a Finance Lease solely as a result of the adoption by such Person after the Effective Date of changes in GAAP described in Accounting Standards Update 2016-02, Leases (Topic 842) (as the same may be amended from time to time). “Fixed Rate Notes” means any Shelf Note bearing a fixed interest rate. “Floating Interest Rate” means, with respect to any Interest Period of a Note that bears a floating interest rate, the sum of the Floating Rate Note Margin for such Note plus the Term SOFR Adjustment for such Note plus Term SOFR for such Interest Period. “Floating Rate Notes” means any Shelf Note bearing a floating interest rate. “Floating Rate Note Margin” means with respect to any Floating Rate Note, the margin specified for such Note in the relevant Confirmation of Acceptance. “Floor” means, with respect to any Floating Rate Notes, the “Floating Rate Floor” (if any) specified for such Floating Rate Notes in the relevant Confirmation of Acceptance for such Floating Rate Notes. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “Form 10-K” is defined in Section 7.1(b). “Form 10-Q” is defined in Section 7.1(a).

A-11 “Funded DebtIndebtedness” means, as of any date of determination with respect to the Company and its Subsidiaries on a Consolidated basis without duplication, the sum of all Indebtedness of the Company and its Subsidiaries, other than (a) Indebtedness described in clauses (d), (e) and (h) of the definition of “Indebtedness”, and (b) undrawn amounts arising under letters of credit and banker’s acceptances. “GAAP” generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. “Governmental Authority” means (a) the government of (1) the United States of America or any state or other political subdivision thereof, or (2) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any Properties of the Company or any Subsidiary, or (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government. “Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity. “Guaranty Obligation” means, with respect to any Person, without duplication, any obligation, contingent or otherwise, of such Person pursuant to which such Person has directly or indirectly guaranteed any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty Obligation shall not include endorsements for collection or deposit in the ordinary course of business. “Guaranty Supplement” is defined in Section 9.8(a).

A-12 “Hazardous Materials” means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other governmental approval, (e) which are deemed to constitute a nuisance or a trespass which pose a health or safety hazard to Persons or neighboring Properties, (f) which consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (g) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas. “Hedge Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement, all as amended, restated, supplemented or otherwise modified from time to time. “Hedge Termination Value” means, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements. “Hedge Treasury Note(s)” means, with respect to any Accepted Note, the United States Treasury Note or Notes whose duration (as determined by the applicable Investor Group Representative) most closely matches the duration of such Accepted Note. “holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 8.6, 12, 17.2 and 18 and any related definitions in this Schedule A (including the definitions of “Institutional

A-13 Investor and “Ratable Portion”), “holder” shall mean the beneficial owner of such Note whose name and address appears in such register. “Hostile Tender Offer” means, with respect to the use of proceeds of any Note, any offer to purchase, or any purchase of, shares of capital stock of any corporation or equity interests in any other entity, or securities convertible into or representing the beneficial ownership of, or rights to acquire, any such shares or equity interests, if such shares, equity interests, securities or rights are of a class which is publicly traded on any securities exchange or in any over-the-counter market, other than purchases of such shares, equity interests, securities or rights representing less than 5% of the equity interests or beneficial ownership of such corporation or other entity for portfolio investment purposes, and such offer or purchase has not been duly approved by the board of directors of such corporation or the equivalent governing body of such other entity prior to the date on which the Company makes the Request for Purchase of such Note. “Incorporated Provision” is defined in Section 9.9(a). “Indebtedness” means, with respect to any Person at any date and without duplication, the sum of the following: (a) all liabilities, obligations and indebtedness for borrowed money including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person; (b) all obligations to pay the deferred purchase price of property or services of any such Person (excluding (1) all obligations under non-competition, earn-out or similar agreements and customary post-closing purchase price adjustments to the extent such purchase price adjustments are less than 5% of the original purchase price), exceptwhich are not yet due and payable and (2) trade payables and accrued expenses arising in the ordinary course of business not more than 90 days past due, or that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of such Person); (c) the Attributable Indebtedness of such Person with respect to such Person’s obligations in respect of CapitalFinance Leases and Synthetic Leases (regardless of whether accounted for as indebtedness under GAAP); (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business); (e) all Indebtedness of any other Person secured by a Lien on any asset owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements except trade payable arising in the ordinary course of business), whether or not such Indebtedness shall have been assumed by such Person or is limited in recourse;

A-14 (f) all obligations, contingent or otherwise, of such Person relative to the face amount of letters of credit, whether or not drawn, including, without limitation, any reimbursement obligation, and banker’s acceptances issued for the account of such Person; (g) all obligations of such Person in respect of Disqualified Capital Stock; (h) all net obligations of such Person under any Hedge Agreements; and (i) all Guaranty Obligations of such Person with respect to any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, except to the extent such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Hedge Agreement on any date shall be deemed to be the Hedge Termination Value thereof as of such date. The amount of obligations in respect of any Disqualified Capital Stock shall be valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends that are past due. Notwithstanding anything to the contrary in this Agreement, Indebtedness shall not include obligations arising under accounts payable or trade payables in the ordinary course of business, including any obligations pursuant to supply chain financing, payables financing, or reverse factoring arrangements, to the extent such obligations (a) do not require the Company or any Subsidiary to repay amounts advanced by a lender other than the payment of the underlying accounts payable or trade payables and (b) are not evidenced by a promissory note or other instrument for the payment of money (other than the original invoice or customary documentation for such arrangements). “INHAM Exemption” is defined in Section 6.2(e). “Institutional Investor” means (a) any original Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any of the foregoing. “Interest Payment Date” for each Floating Rate Note, means the “Interest Payment Dates” set forth on such Note (but in all cases subject to Section 8.8). “Interest Period” means, as to any Floating Rate Note, the period commencing on the date of issuance of such Note or on the last day of the immediately preceding Interest Period applicable thereto, as the case may be, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one, three or six months thereafter, as specified for such Note in the relevant Confirmation of Acceptance; provided, however, that, if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless

A-15 such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the earlier of the last day of such Interest Period and the day on which the applicable Floating Rate Note is repaid or prepaid in full. “Investments” of a Person means (a) any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade) or contribution of capital by such Person, (b) stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities (including warrants or options to purchase securities) owned by such Person, (c) any deposit accounts and certificate of deposit owned by such Person, and (d) structured notes and other similar instruments or contracts owned by such Person. “Investor Group” means (a) with respect to MetLife, MetLife and each MetLife Affiliate which is or becomes a holder of Notes, and (b) with respect to NYL, NYL and each NYL Affiliate which is or becomes a holder of Notes and (c) with respect to Prudential, Prudential and each Prudential Affiliate which is or becomes a holder of Notes. “Investor Group Affiliate” means, with respect to anyan Investor Group Representative, any Affiliate of such Investor Group Representative. “Investor Group Representative” means each of MetLife, and NYL and Prudential. “Issuance Period” is defined in Section 2.1(b). “Leverage Increase Period” is defined in Section 10.8(a). “Lien” means, with respect to any asset, any mortgage, leasehold mortgage, lien, pledge, charge, security interest, hypothecation or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, CapitalFinance Lease or other title retention agreement relating to such asset. “London Banking Day” means any day on which dealings in U.S. dollar deposits are conducted by and between banks in the London interbank Eurodollar market. “Make-Whole Amount” is defined in Section 8.7. “Master Note Facility” is defined in Section 2.1(a). “Material” means material in relation to the business, operations, affairs, financial condition, assets or Properties of the Company and its Subsidiaries taken as a whole. “Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or Properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement

A-16 and the Notes, (c) the ability of any Subsidiary Guarantor to perform its obligations under the Subsidiary Guaranty, or (d) the validity or enforceability of this Agreement, the Notes or the Subsidiary Guaranty. “Material Credit Facility” means, as to the Company and its Subsidiaries, (a) the Bank Credit Agreement; and (b) any other agreement(s) creating or evidencing indebtedness for borrowed money (or any two or more of such agreements forming part of a common interrelated financing or similar transaction) entered into on or after the Effective Date by the Company or any Subsidiary, or in respect of which the Company or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $100,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency). “Material Domestic Subsidiary” means each Domestic Subsidiary which is a Significant Subsidiary; provided that, if, as of the last day of the most recent fiscal quarter of the Company for which financial statements have been delivered pursuant to Section 7.1, (a) contributed 10% or more of the Company’sthe aggregate amount of Consolidated EBITDA for the period of four consecutive fiscal quarters ended on such date, or (b) contributed greater than 10% of the Company’s consolidated total assets as of such date; provided that, if the aggregate amount of Consolidated EBITDA for such period or of the Company’s consolidated total assets as of such date contributed by all Domestic Subsidiaries that are not Material Domestic Subsidiaries exceeds 20% of the Company’s Consolidated EBITDA for such period or 20% of the Company’s consolidated total assets as of such date, the Company (or, in the event the Company has failed to do so within 10 days, the Required Holders) shall designate sufficient Domestic Subsidiaries as “Material Domestic Subsidiaries” to eliminate such excess, and such designated Domestic Subsidiaries shall for all purposes of this Agreement constitute Material Domestic Subsidiaries. “Maturity Date” with respect to any Note, means the Final Maturity Date specified in such Note. “MetLife” shall have the meaning given in the address block of this Agreement. “MetLife Affiliate” means any Affiliate of MetLife. “MFL Agreement” is defined in Section 9.9(a). “MFL Notice” is defined in Section 9.9(c). “MFL Provision” is defined in Section 9.9(a). “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

A-17 “Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA). “NAIC” means the National Association of Insurance Commissioners or any successor thereto. “NAIC Annual Statement” is defined in Section 6.2(a). “Non-Guarantor Subsidiary” means any Subsidiary of the Company that is not a Subsidiary Guarantor (or required to become a Subsidiary Guarantor). “Notes” is defined in Section 1. “NYL” shall have the meaning given in the address block of this Agreement. “NYL Affiliate” means any Affiliate of NYL. “OFAC” means Office of Foreign Assets Control, United States Department of the Treasury. “OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx. “Officer’s Certificate” with respect to any Person means a certificate of a Senior Financial Officer or of any other officer of such Person whose responsibilities extend to the subject matter of such certificate. “Operating Lease” means, as to any Person as determined in accordance with GAAP, any lease of Property (whether real, personal or mixed) by such Person as lessee which is not a CapitalFinance Lease. “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto. “Permitted Acquisition” means any Acquisition made by the Company or any Subsidiary; provided that, (a) as of the date of the consummation of such Acquisition, no Default or Event of Default shall have occurred and be continuing or would result from such Acquisition, and the representation and warranty contained in Section 5.12 shall be true both before and after giving effect to such Acquisition, (b) such Acquisition is consummated on a non-hostile basis pursuant to a negotiated acquisition agreement that has been (if required by the governing documents of the seller or entity to be acquired) approved by the board of directors or other applicable governing body of the seller or entity to be acquired, and no material challenge to such Acquisition (excluding the exercise of appraisal rights) shall be pending or threatened by any shareholder or director of the seller or entity to be acquired, (c) the business to be acquired in such Acquisition is in a similar line of business as the Company’s or any Subsidiary’s or a line of business incidental or complementary thereto, (d) as of the date of the consummation of such Acquisition, all material approvals required in connection therewith shall have been obtained and

A-18 shall be in full force and effect, and (e) the Company shall be in compliance on a Pro Forma Basis with the financial covenants contained in Section 10.13 as of the last day of the most recent fiscal quarter ended prior to the consummation of such Acquisition for which financial statements have been delivered pursuant to Section 7.1 calculated as if such Acquisition, including the consideration therefor, had been consummated on such date. “Permitted Disposition” is defined in Section 10.7. “Permitted Liens” means the Liens permitted pursuant to Section 10.6. “Permitted Receivables Sale Transaction” means a disposition of the Company’s receivables (and any drafts relating thereto) that complies with the following terms: (a) such transaction arises in the ordinary course of business and involves a purchaser that is not an Affiliate of the Company, and (b) the sale shall be without recourse to the Company (other than for customary recourse relating to breaches of customary warranties) and include consideration paid solely in cash and in an amount equal to the fair market value of the receivables (and any drafts relating thereto) included in such transaction, less a customary nominal discount fee owing or payable to the purchaser. “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority. “Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability. “Prepayment Premium” means, in connection with any prepayment pursuant to Section 8.2 or any payment required by Section 12 of a Floating Rate Note, an amount equal to the percentage, if any, of the principal amount of such Note being prepaid or required to be paid specified as the “Prepayment Premium” in the relevant Confirmation of Acceptance. “Priority Debt” means (without duplication), as of the date of any determination thereof, the sum of (a) all unsecured Indebtedness of Non-Guarantor Subsidiaries but (excluding (1) unsecured Indebtedness of Subsidiaries owing to the Company or any Wholly-Owned Subsidiary and (2) unsecured Indebtedness of a Subsidiary Guarantorpermitted by Section 10.5(c) through Section 10.5(i) (other than Guarantees of Priority Debt)) and (b) all Indebtedness of the Company and its Subsidiaries secured by Liens other than(excluding any Indebtedness secured by Liens permitted by clauses Section 10.6(a) through (k), inclusive, of Section 10.6 and Indebtedness under any Material Credit Facility secured by Liens permitted by clause (l) of Section 10.6 as long as the Company is in compliance with the conditions set forth in the provisos of such clause in respect of such Material Credit Facility.(m)). “Pro Forma Basis” means, for purposes of calculating Consolidated EBITDA for any period during which one or more Specified Transactions occurs, that such Specified Transaction (and all other Specified Transactions that have been consummated during the applicable period) shall be deemed to have occurred as of the first day of the applicable period of measurement and

A-19 all income statement items (whether positive or negative) attributable to the Property or Person disposed of in a Specified Disposition shall be excluded and all income statement items (whether positive or negative) attributable to the Property or Person acquired in a Permittedan Acquisition shall be included; provided that the foregoing pro forma adjustments may be applied to any such definition, test or financial covenant solely to the extent that such adjustments (a) are reasonably expected to be realized within 12 months of such Specified Transaction as set forth in reasonable detail on a certificate of a Responsible Officer of the Company delivered to the Investor Group Representatives and holders of Notes and (b) are calculated on a basis consistent with GAAP and Regulation S-X of the Exchange Act; and provided further that the foregoing pro forma adjustment shall be without duplication of any cost savings or additional costs that are already included in the calculation of Consolidated EBITDA. “Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock. “Prudential” shall have the meaning given in the address block of this Agreement. “Prudential Affiliate” means any Affiliate of Prudential. “PTE” is defined in Section 6.2(a). “Purchaser” or “Purchasers” is defined in the addressee line to this Agreement and shall include (except with reference to an “original” Purchaser) such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer. “QPAM Exemption” is defined in Section 6.2(d). “Qualified Acquisition” means any Acquisition (or series of related Acquisitions consummated in any six-month period) that is designated by the Company to each holder of a Note as a “Qualified Acquisition” and for which the aggregate consideration is at least $750,000,000; provided, that, for any such Acquisition (or series of such related Acquisitions) to qualify as a “Qualified Acquisition,” each holder of a Note shall have received, prior to, or concurrently with, the consummation of such Acquisition or series of such related Acquisitions, a certificate from the chief financial officer or other officer reasonably acceptable to the Required Holders of the Company certifying that such Acquisition or series of such related Acquisitions meet the criteria set forth in this definition and notifying each holder of a Note that the Company has elected to treat such Acquisition or series of such related Acquisitions as a “Qualified Acquisition”. “Qualified Capital Stock” means any Capital Stock that is not Disqualified Capital Stock.

A-20 “Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act. “Quotation” is defined in Section 2.1(d). “Quotation Response Date” is defined in Section 2.1(c). “Reference Banks” means four major banks in the London interbank market selected by the applicable Investor Group Representative. “Ratable Portion” means, in respect of any holder of Notes, an amount equal to the product of (a) the net proceeds (or an equal amount) being applied or offered to be applied to the payment of Indebtedness (including the Notes) pursuant to Section 8.9, Section 10.7 or corresponding provisions in other financing agreements that require prepayment or offers of prepayment for the same circumstances, multiplied by (b) a fraction, the numerator of which is the outstanding principal amount of Notes held by such holder, and the denominator of which is the aggregate outstanding principal amount of all unsubordinated Indebtedness of the Company (other than Indebtedness owing to any Subsidiary or any other Affiliate) that is required to be repaid, prepaid or offered to be prepaid pursuant to Section 8.9 or Section 10.7, as applicable (or any corresponding provision in a relevant financing agreement). “Related Fund” means, with respect to anyan Investor Group Representative or holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto. “Request for Purchase” is defined in Section 2.1(c). “Required Holders” means at any time (a) prior to the first Closing Day, each Investor Group Representative and (b) on or after the first Closing Day, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates); provided that any determination of Required Holders must include each Investor Group Representative to the extent Affiliates of such Investor Group Representative then hold at least $50,000,000 in aggregate outstanding principal amount of the Notes. “Responsible Officer” with respect to any Person means any Senior Financial Officer of such Person and any other officer of such Person with responsibility for the administration of the relevant portion of this Agreement. “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

A-21 “SEC” means the Securities and Exchange Commission of the United States, or any successor thereto. “Second Amendment Effective Date” means September 28, 2022. “Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act. “Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect. “Senior Debt” means, as of any date of determination thereof, all Indebtedness of the Company and its Subsidiaries other than unsecured Indebtedness of the Company or a Subsidiary Guarantor, as the case may be, which shall contain or have applicable thereto subordination provisions providing for the subordination thereof to other Indebtedness of the Company (including, without limitation, the obligations of the Company under this Agreement and the Notes) or such Subsidiary Guarantor (including, without limitation, the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty). “Senior Financial Officer” with respect to any Person means the chief financial officer, principal accounting officer, treasurer or comptroller of such Person. “Series” is defined in Section 1. “Shelf Notes” is defined in Section 1. “Significant Subsidiary” means any Subsidiary which, as of the last day of the most recent fiscal quarter of the Company for which financial statements have been delivered pursuant to Section 7.1, (a) contributed 10% or more of the Company’s Consolidated Net WorthEBITDA for the period of four consecutive fiscal quarters ended on such date, or (b) contributed greater than 10% of the Company’s consolidated total assets as of such date; provided, however, that, if more than three non-Significant Subsidiaries are subject to events, occurrences or actions covered by Section 11, then, notwithstanding any Subsidiary’s portion of Consolidated Net Worth orthe aggregate amount of Consolidated EBITDA for such period or of the Company’s consolidated total assets, as of such date contributed by all Subsidiaries shall that are not Significant Subsidiaries exceeds 20% of the Company’s Consolidated EBITDA for such period or 20% of the Company’s consolidated total assets as of such date, the Company (or, in the event the Company has failed to do so within ten days, the Required Holders) shall designate sufficient Subsidiaries as “Significant Subsidiaries” to eliminate such excess, and such designated Subsidiaries shall for all purposes of this Agreement constitute Significant Subsidiaries and all Subsidiaries shall be subject to the Events of Default set forth in Section 11. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

A-22 “Source” is defined in Section 6.2. “Specified Disposition” means any disposition of all or substantially all of the assets or Capital Stock of any Subsidiary of the Company or any division, business unit, product line or line of business. “Specified Transactions” means (a) any Specified Disposition, and (b) any Permitted Acquisition, in each case to the extent that the Company would have to perform pro forma calculations for any such Acquisition or Specified Disposition under Article 11 of Regulation S-X of the Exchange Act. “State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws. “Subsidiary” means as to any Person, any corporation, partnership, limited liability company or other entity of which more than 50% of the outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors (or equivalent governing body) or other managers of such corporation, partnership, limited liability company or other entity is at the time owned by (directly or indirectly) or the management is otherwise controlled by (directly or indirectly) such Person (irrespective of whether, at the time, Capital Stock of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified, references to “Subsidiary” or “Subsidiaries” herein shall refer to those of the Company. “Subsidiary Guarantor” means each Subsidiary that has executed and delivered the Subsidiary Guaranty or a Guaranty Supplement. “Subsidiary Guaranty” is defined in Section 2.2 and shall include all Confirmations of Guaranty and Guaranty Supplements executed and delivered hereunder or thereunder. “Substitute Purchaser” is defined in Section 21. “SVO” means the Securities Valuation Office of the NAIC or any successor to such Office. “Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease in accordance with GAAP. “Term SOFR” means for any calculation with respect to a Floating Rate Note, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any

A-23 Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided further that if Term SOFR as so determined shall ever be less that the applicable Floor, then Term SOFR shall be deemed to be the applicable Floor. “Term SOFR Adjustment” means with respect to any Floating Rate Note, the percentage per annum specified for such Floating Rate Note in the relevant Confirmation of Acceptance. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the relevant Investor Group Representative in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement for a Series of Floating Rate Notes excluding the related Benchmark Replacement Adjustment for such Series of Floating Rate Notes. “United States” or “U.S.” means the United States of America. “USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect. “U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “Wholly-Owned Subsidiary” means, at any time, any Subsidiary all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.